EXHIBIT 99.1


                                     CENTEX
                                  HOME EQUITY

                           BANK OF AMERICA SECURITIES

RMBS NEW ISSUE TERM SHEET

CENTEX HOME EQUITY LOAN TRUST 2002-A
$515,000,000 (APPROXIMATE)

HOME EQUITY LOAN ASSET-BACKED CERTIFICATES,
CLASSES:  AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, MF-1, MF-2, BF AV, MV-1, MV-2
          AND BV

CENTEX HOME EQUITY COMPANY, LLC
ORIGINATOR AND SERVICER

CHEC FUNDING, LLC
DEPOSITOR



January 14, 2002

                       GROUP I CERTIFICATES (FIXED RATE)


              APPROX.                                           ESTITMATED PRIN.   FINAL SCHEDULED         EXPECTED
  CLASS      SIZE (1)      BOND TYPE    ESTIMATED WAL (YRS)       WINDOW (MOS)       DISTRIBUTION          RATINGS
                                                                                         DATE
                                       20% CALL MATURITY        20% CALL MATURITY                        (MOODY'S/S&P//FITCH)
AF-1         80,500,000    Sequential     0.90      0.90        19         19        December 25, 2016   Aaa/AAA/AAA
AF-2         40,000,000    Sequential     2.01      2.01        11         11        February 25, 2020   Aaa/AAA/AAA
AF-3         36,000,000    Sequential     3.00      3.00        18         18        August 25, 2026     Aaa/AAA/AAA
AF-4         40,500,000    Sequential     5.00      5.50        21         51        September 25, 2030  Aaa/AAA/AAA
AF-5(2)       9,040,000    Sequential     5.50      8.51         1         13        January 25, 2032    Aaa/AAA/AAA
AF-6(2)      22,800,000       NAS         5.17      6.16        30         70        January 25, 2032    Aaa/AAA/AAA
MF-1(2)      15,300,000    Mezzanine      4.76      6.42        30         83        January 25, 2032    Aa2/AA/AA
MF-2(2)      11,974,000    Mezzanine      4.76      6.75        30         93        January 25, 2032    A2/A/A
BF(2)         9,980,000   Subordinate     4.76      7.09        30        103        January 25, 2032    Baa2/BBB/BBB
---------- -------------- ------------- --------- ---------- ---------- ---------- ----------------- ---------------------

                     GROUP II CERTIFICATES (FLOATING RATE)

              APPROX.                                           ESTITMATED PRIN.   FINAL SCHEDULED         EXPECTED
  CLASS      SIZE (1)     BOND TYPE(3)  ESTIMATED WAL (YRS)       WINDOW (MOS)       DISTRIBUTION          RATINGS
                                                                                         DATE
                                        20% CALL MATURITY       20% CALL MATURITY                        (MOODY'S/S&P/FITCH)
AV          204,103,000   Pass-Through    2.06      2.19         66        95      January 25, 2032      Aaa/AAA/AAA
MV-1         18,046,000    Mezzanine      4.47      5.24         26        65      January 25, 2032       Aa2/AA/AA
MV-2         10,578,000    Mezzanine      4.36      5.30         28        73      January 25, 2032        A2/A/A
BV           16,179,000   Subordinate     4.30      5.46         30        89      January 25, 2032      Baa2/BBB-/BBB

--------------------------------------------------------------------------------------------------------------------------


                                  PRICING SPEED

GROUP I          115% PPC

                 100% PPC assumes that prepayments start at 4% CPR in month one, increase by approximately 1.455% each month to 20% CPR in month twelve, and remain at 20% CPR thereafter.

GROUP II         28% CPR

-------------------------------------------------------------------------------
o   Bond sizes are subject to a variance of + / - 5% and rating agency approval
o The Class [AF-5, AF-6,] MF-1, MF-2, and BF Certificates will be subject to the Group I Net Wac Cap
o   The Group II Certificates will be subject to the Group II Net WAC Cap

CONTACT: BANC OF AMERICA SECURITIES LLC

MORTGAGE TRADING/SYNDICATE (704) 386-7744   (704) 335-5904 (Fax)
-------------------------
   Chris Hentemann       (chrishe@bankofamerica.com)
   Robert Karr           (robert.h.karr@bankofamerica.com)
   David Nagle           (david.w.nagle@bankofamerica.com)

   MORTGAGE FINANCE      (704) 388-9668(Fax)
   ----------------
   Shahid Quraishi       (704) 388-9399 (shahid.h.quraishi@bankofamerica.com)
   Michael Schoffelen    (704) 386-0932 (michael.p.schoffelen@bankofamerica.com)
   Vikas Garg            (704) 388-3681(vikas.garg@bankofamerica.com)
   Scott Shultz          (704) 387-6040 (scott.m.shultz@bankofamerica.com)
   Elizabeth Grenfell    (704) 387-1859 (elizabeth.grenfell@bankofamerica.com)

-------------------------------------------------------------------------------
                          PRELIMINARY SUMMARY OF TERMS

TRANSACTION:               Centex Home Equity Loan Trust 2002-A Asset-Backed
                           Certificates, Series 2002-A

CERTIFICATES OFFERED:      $266,094,000 Group I Certificates (Fixed Rate)
                           $248,906,000 Group II Certificates (Floating Rate)
                           (both subject to a variance of 5%)

DEPOSITOR:                 CHEC Funding, LLC

ORIGINATOR AND  SERVICER:  Centex Home Equity Company, LLC

SELLERS:                   Centex Home Equity Company, LLC
                           Harwood Street Funding II, LLC
                           CHEC Conduit Funding, LLC

TRUSTEE/CUSTODIAN:         Bank One, National Association

CERTIFICATE RATINGS:       The Certificates are expected to receive the ratings
                           from Moody's Investor Services, Inc., Standard &
                           Poors Ratings Service, a division of McGraw-Hill
                           Company, Inc. and Fitch, Inc. set forth on the first page of the Terms Sheet

UNDERWRITERS:              Banc of America Securities LLC ( lead manager)
                           Credit Suisse First Boston (co-manager)
                           Lehman Brothers (co-manager)
                           Salomon Smith Barney (co-manager)

EXPECTED PRICING DATE:     January  16, 2002

EXPECTED SETTLEMENT DATE:  January 24, 2002

DISTRIBUTION DATE:         25th of each month, or the next succeeding Business
                           Day (First Payment Date: February 25, 2002)

CUT-OFF DATE:              January 1, 2002

STATISTICAL CALCULATION
DATE:                      December 1, 2001

DELAY DAYS:                24 days on Group I Certificates
                           0 days on Group II Certificates

DAY COUNT:                 30/360 on Group I Certificates
                           Actual/360 on Group II Certificates

MORTGAGE LOANS: The mortgage pool will consist of mortgage loans that will be divided into Loan Group I which will consist solely of fixed-rate subprime home equity loans secured by first liens (90.89%) and second liens (9.11%) on mortgaged properties, and Loan Group II which will consist of adjustable-rate subprime home equity loans secured by 100% first liens on mortgaged properties.

SERVICING AND TRUSTEE FEE: Approximately 50.5 basis points

ACCRUED INTEREST:          Group I Certificates settle with accrued interest
                           from January 1, 2002 Group II Certificates settle flat (no accrued interest)

INTEREST ACCRUAL PERIOD:   With respect to the Group I Certificates,  interest
                           accrues during the month preceding the current
                           Distribution Date

                           With respect to the Group II
                           Certificates, interest accrues from the
                           last Distribution Date through the day
                           preceding the current Distribution Date

CLEARING:                  DTC, Euroclear or Cedel

SMMEA ELIGIBILITY:         The Group I Certificates will NOT be SMMEA eligible

                           Only the Class AV and MV-1 Group II
                           Certificates are expect to be SMMEA
                           eligible.

ERISA ELIGIBILITY:         All Certificates are expected to be ERISA eligible

TAX STATUS:                REMIC for Federal income tax purposes

SENIOR CERTIFICATES:       Class AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, and AV
                           Certificates

GROUP I CERTIFICATES:      Class AF-1,  AF-2,  AF-3,  AF-4,  AF-5,  AF-6, MF-1,
                           MF-2, and BF Certificates (backed primarily by the fixed rate loans)

GROUP II CERTIFICATES:     Class AV, MV-1, MV-2, and BV Certificates  (backed
                           primarily by the adjustable rate loans)

SUBORDINATE CERTIFICATES:  Class MF-1, MF-2, BF, MV-1, MV-2, and BV Certificates

DUE PERIOD:                The calendar month preceding the calendar month in
                           which the related Distribution Date occurs.

DELINQUENCY ADVANCES:      The Servicer will advance unpaid interest to the
                           trust out of its own funds or out of collections on the home equity loans that are not required to be distributed on the related Distribution Date, as long as it deems the amount to be recoverable.

SERVICING ADVANCES:        The Servicer will pay all out of pocket costs related
                           to its obligations, including, but not limited to:
                           (a) expenses in connection with foreclosed home prior to the liquidation of that loan, (b) the costs of any judicial proceedings, including foreclosures and (c) the cost of managing and liquidating property acquired in relation to the loans, as long as it deems the costs to be recoverable.

COMPENSATING INTEREST:     The Servicer will provide to the trust the amount of
                           any shorfall in the anticipated collection of interest on a home equity loan that is caused by a full prepayment of such home equity loan up to the amount of the servicing fee for the related period.

OPTIONAL TERMINATION:      The entire transaction is eligible for call when the
                           combined outstanding principal balance of both mortgage loan groups reaches 20% of the Cut-Off Date principal balance of such loans.

- AUCTION SALE:            If the Optional Termination is not exercised on the
                           first Distribution Date on which it could have been exercised, on the next Distribution Date the Trustee will begin an auction process to sell the home equity loans and other assets of the trust. The amounts received from the Auction Sale must be sufficient to pay the outstanding Certificate principal balance, accrued and unpaid interest thereon, unreimbursed servicing advances and delinquency advances, any delinquency advances the Servicer has failed to remit and other amounts as described in the prospectus supplement, other than LIBOR carryover.

- "FULL TURBO":            In addition, beginning on the third Distribution Date
                           after the Optional Termination could have been exercised, amounts that otherwise would have been paid to the holder of the residual certificates will be applied as principal to pay the offered certificates in the same order of priority as set forth under "Principal Distributions"

CREDIT ENHANCEMENT:        (1)   Excess Interest for the related group

                           (2)   For either  group, the initial
                                 overcollateralization amount will equal zero and will build to 2.00% of the original collateral balance for the related group beginning on the sixth Distribution Date, via the application of excess interest. The target overcollateralization level may stepdown to 4.00% of the current collateral balance for the related group after the stepdown date.

                                    1. Subordination of the Class MF-1, MF-2 and
                                       BF Certificates for Group I Senior
                                       Certificates and subordination of
                                       the Class MV-1, MV-2 and BV
                                       Certificates for Group II Senior
                                       Certificates.

                                    2. Cross-collateralization: excess interest
                                       from either loan group will be available, if necessary to cover realized losses and build overcollateralization for the benefit of the other loan group.

GROUP I CREDIT
ENHANCEMENT PERCENTAGES:   TARGET PERCENTAGES  TARGET PERCENTAGES AFTER STEPDOWN
                           ------------------  --------------------------------

                            TRANCHE      PERCENT    TRANCHE         PERCENT
                            -------      -------    -------         -------
                            AF-1 to AF-6  16.00%    AF-1 to AF-6     32.00%
                            MF-1          10.25%    MF-1             20.50%
                            MF-2           5.75%    MF-2             11.50%
                            BF             2.00%    BF                4.00%
GROUP II CREDIT
ENHANCEMENT PERCENTAGES:   TRANCHE       PERCENT    TRANCHE         PERCENT
                           -------       -------    -------         -------
                            AV            20.00%    AV               40.00%
                            MV-1          12.75%    MV-1             25.50%
                            MV-2           8.50%    MV-2             17.00%
                            BV             2.00%    BV                4.00%

                           On any Distribution Date, the Senior Enhancement Percentage for a group will equal (i) the sum of (a) the principal balance of the Subordinate Certificates for the group and (b) the Overcollateralization Amount for the group, divided by (ii) the outstanding collateral balance for the group.

SUBORDINATION INCREASE
AMOUNT: With respect to each group, the lesser of (i) the related target overcollateralization amount minus the actual overcollateralization amount of such group and (ii) excess interest that can be applied to repay the outstanding certificate principal balance for such group.

OC FLOOR:                  0.50% of the Cut-Off Date collateral balance for the
                           related group.

STEPDOWN DATE:             With respect to either group, the earlier to occur of
                           (i) the Distribution Date on which the certificate principal balances of the Senior Certificates for such group have been reduced to zero and (ii) the later to occur of (a) the Distribution Date in February 2005 and (b) the first Distribution Date on which the Senior Certificate principal balance of the group (after taking into account distributions of principal on such Distribution Date) is less than or equal to 68.00% for Group I (60.00% for Group II) of the scheduled principal balances of the mortgage loans in the group.

OC SPREAD HOLIDAY:         With respect to either group, the target
                           overcollateralization amount will equal zero for the first five Distribution Dates. During this period, excess interest will be subordinated to cover losses, but otherwise will not be available to build OC and will instead flow to the holder of the residual interest.

GROUP I NET WAC CAP:       As to any distribution date and the [Class AF-5,
                           Class AF-6], Class MF-1, Class MF-2, and Class BF
                           Certificates, is the weighted average loan rate of the group I mortgage loans less the servicing fee and trustee fee.

GROUP II NET WAC CAP:      The Group II Certificate Rates adjust monthly are is
                           equal to the lesser of (a) one month LIBOR plus the applicable margin (the "FORMULA RATE") and (b) the Group II Net WAC Cap. The Group II Net WAC Cap will equal the product of (i) the weighted average loan rate of the group II mortgage loans less the servicing fee and trustee fee and (ii) 30 divided by the number of days in the related accrual period.

GROUP I NET WAC CAP
CARRYOVER:                 As to any Distribution Date and the [Class AF-5,
                           Class AF-6,] Class MF-1, Class MF-2 and Class BF
                           Certificates, the sum of (a) the excess, if any, of the related class monthly interest amount, calculated at the applicable certificate rate without regard to the Group I Net WAC Cap, over the class monthly interest amount for the applicable Distribution Date,
                           (b) any Group I Net WAC Cap Carryover remaining unpaid from prior Distribution Dates and (c) one month's interest on the amount in clause (b) calculated at the applicable certificate rate without regard to the Group I Net WAC Cap.

GROUP II NET WAC CAP
CARRYOVER:                 As to any Distribution Date and the Group II
                           Certificates, the sum of (a) the excess, if any, of the amount payable under the related Formula Rate over the related class monthly interest amount for the related class and Distribution Date, (b) any Group II Net WAC Carryover remaining unpaid from prior Distribution Dates and (c) one month's interest on the amount in clause (b) calculated at the related
                           Formula Rate without regard to the Group II Net WAC
                           Cap.

CLASS PRINCIPAL CARRYOVER
SHORTFALL:                 As to any Class of Subordinate Certificates and any
                           Distribution Date, the excess, if any, of (i) the sum of (x) the amount of the reduction in the Certificate
                           Principal Balance of that Class of Subordinate
                           Certificates on such Distribution Date as a result of realized loss amounts and (y) the amount of such reductions on prior Distribution Dates over (ii) the amount distributed in respect of the Class Principal
                           Carryover Shortfall to such Class of Subordinate
                           Certificates on prior Distribution Dates.

CLASS INTEREST CARRYOVER
SHORTFALL:                 As to any class of Certificates and any Distribution
                           Date, an amount equal to the sum of (1) the excess of the related class monthly interest amount (the amount to which the class is entitled in the absence of any shortfall) for the preceding Distribution Date and any outstanding Class Interest Carryover Shortfall with respect to that class on the preceding
                           Distribution Dates, over the amount in respect of interest that is actually distributed to the holders of the class on the preceding Distribution Dates plus
                           (2) one month's interest on the excess, to the extent permitted by law, at the related certificate rate.

DELINQUENCY TRIGGER EVENT: With respect to each group, occurs if the three-month rolling average of all loans in a group that are 60+ days delinquent exceeds 50% of the Senior Enhancement Percentage for that group. 60+ delinquent loans includes the sum of all loans for that group that are
                           (i) 60+ days delinquent, (ii) in foreclosure, (iii) in REO and (iv) in bankruptcy and are 60+ days delinquent.

                           If the delinquency trigger of a group is violated, the required overcollateralization amount for the related group will not be allowed to step down and the related target overcollateralization amount for that group will be equal to the previous period's target overcollateralization amount.

CLASS AF-6 PRINCIPAL
DISTRIBUTION AMOUNT:       The Class AF-6 Principal Distribution Amount is equal
                           to the Class AF-6 Lockout Percentage for such date multiplied by the Class AF-6 pro-rata precentage of the Group I Senior Principal Distribution Amount. The
                           Class AF-6 Lockout Percentage is equal to the following:

                           DISTRIBUTION DATES     CLASS AF-6 LOCKOUT PERCENTAGE
                           ------------------     -----------------------------
                                  1 - 36                    0%
                                 37 - 60                   45%
                                 61 - 72                   80%
                                 73 - 84                  100%
                            85 and thereafter             300%

SENIOR PRINCIPAL
DISTRIBUTION AMOUNT:       With respect to each group, prior to the related
                           Stepdown Date or while a Delinquency Trigger Event is in effect for a group, the related Senior Principal
                           Distribution Amount for the group will equal 100% of the Principal Distribution Amount for the related group.

                           On or after the related Stepdown Date, assuming the Delinquency Trigger Event is not in effect for a group, the related Senior Principal Distribution Amount for the group will equal the lesser of (i) the Principal Distribution Amount for the related group and (ii) the excess of the outstanding balance of the related Senior Certificates for the group over the lesser of (a) approximately 68.00% for Group I (60.00% for Group II) times the outstanding collateral balance in the related group and (b) the outstanding collateral balance in the related group minus the OC Floor amount.

                           The remaining principal amount for a group, if any, will be allocated to the Subordinate Certificates for that group to maintain their respective Stepdown Percentages.

CLASS M-1 PRINCIPAL
DISTRIBUTION               With respect to each group, (i) prior to the related
                           Stepdown Date and on any AMOUNT: Distribution Date thereafter on which the Delinquency Trigger is in effect for the related group, zero if any of the related Senior Certificates remain outstanding; 100% of the Principal Distribution Amount for such group if the related Senior Certificates have been reduced to zero; (ii) following the related Stepdown Date and to the extent the Delinquency Trigger is not in effect for such group, the excess of (i) the sum of
                           (a) the aggregate outstanding principal balance of the related Senior Certificates after distribution of the related Senior Principal Distribution Amount for the group on the related Distribution Date and (b) the outstanding balance of the related Class M-1
                           Certificates for the group over (ii) the lesser of
                           (a) approximately 79.50% for Group I (74.50% for
                           Group II) of the outstanding collateral balance for the related group on the last day of the related Due
                           Period and (b) the outstanding collateral balance for the related group on the last day of the related Due
                           Period minus the OC Floor.

CLASS M-2 PRINCIPAL
DISTRIBUTION               With respect to each group, (i) prior to the related
                           Stepdown Date and on any AMOUNT: Distribution Date thereafter on which the Delinquency Trigger is in effect for the related group, zero if any of the related Senior and Class M-1 Certificates remain outstanding; 100% of the Principal Distribution
                           Amount for such group if the related Senior and Class
                           M-1 Certificates have been reduced to zero; (ii) following the related Stepdown Date and to the extent the Delinquency Trigger is not in effect for such group, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the related Senior and Class M-1 Certificates after distribution of the related Senior and Class M-1 Principal Distribution
                           Amounts, respectively, for the group on the related
                           Distribution Date and (b) the outstanding balance of the related Class M-2 Certificates for the group over
                           (ii) the lesser of (a) approximately 88.50% for Group
                           I (83.00% for Group II) of the outstanding collateral balance for the related group on the last day of the related Due Period and (b) the outstanding collateral balance for the related group on the last day of the related Due Period minus the OC Floor.

CLASS B PRINCIPAL
DISTRIBUTION AMOUNT:       With respect to each group, (i) prior to the related
                           Stepdown Date and on any Distribution Date thereafter on which the Delinquency Trigger is in effect for the related group, zero if any of the related Senior, Class M-1 and Class M-2 Certificates remain outstanding; 100% of the Principal Distribution
                           Amount for such group if the related Senior
                           Certificates and Class M-1 and Class M-2 Certificates have been reduced to zero; (ii) following the related
                           Stepdown Date and to the extent the Delinquency
                           Trigger is not in effect for such group, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the related Senior, Class M-1 and Class M-2 Certificates after distribution of the related Senior, Class M-1 and Class M-2 Principal
                           Distribution Amounts, respectively, for the group on the related Distribution Date and (b) the outstanding balance of the related Class B Certificates for the group and (ii) the lesser of (a) approximately 96.00% for Group I (96.00% for Group II) of the outstanding collateral balance for the related group on the last day of the related Due Period and (b) the outstanding collateral balance for the related group on the last day of the related Due Period minus the OC Floor.


                             INTEREST DISTRIBUTIONS

On each Distribution Date, the interest funds with respect to each group are required to be distributed in the following order of priority until such amounts have been fully distributed:

VI. FIRST, to the Trustee, the Trustee Fee for the related group and Distribution Date;

- SECOND, to each class of the Senior Certificates for such group, the class monthly interest amount and any Class Interest Carryover Shortfall for such class on that distribution date; PROVIDED, HOWEVER, if the interest funds for the related group are not sufficient to make a full distribution of the class monthly interest amount and Class Interest Carryover Shortfall with respect to the Senior Certificates of such group, the interest funds for the related group will be distributed PRO RATA among each such class of the Senior Certificates based on the ratio of:

- the class monthly interest amount and Class Interest Carryover Shortfall for that class to

- the total amount of class monthly interest amount and any Class Interest Carryover Shortfall for the Senior Certificates of the group


- THIRD, to the Class M-1 Certificates of the group, the class monthly interest amount for that class and distribution date;

- FOURTH, to the Class M-2 Certificates of the group, the class monthly interest amount for that class and distribution date;

- FIFTH, to the Class B Certificates of the group, the class monthly interest amount for that class and distribution date; and

-    SIXTH, any remainder will be treated as Excess Interest.

                            PRINCIPAL DISTRIBUTIONS


On each Distribution Date, the Principal Distribution Amount for that Distribution Date with respect to each group is required to be distributed in the following order of priority until the Principal Distribution Amount has been fully distributed:

- To the Senior Certificates of a group, the related Senior Principal Distribution Amount; PROVIDED, HOWEVER, the Senior Principal Distribution Amount for Group I is required to be distributed as follows: first, the Class AF-6 Distribution Amount to the Class AF-6 Certificates, and then the balance of the Senior Principal Distribution Amount, sequentially, to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates so that no distribution will be made to any class until the certificate principal balances of all the related Senior Certificates with a lower numeral designation shall have been reduced to zero; and the Senior Principal Distribution Amount for Group II is required to be distributed to the Class AV Certificates until the certificate principal balance of that class has been reduced to zero, and PROVIDED, FURTHER, that, on any Distribution Date on which the certificate principal balance of the Senior Certificates with respect to Group I is equal to or greater than the scheduled principal balances of the mortgage loans in that group, the Senior Principal Distribution Amount for Group I will be distributed pro rata and not sequentially to those Senior Certificates;

- To the Class M-1 Certificates of the group, the related Class M-1 Principal Distribution Amount for that class;

- To the Class M-2 Certificates of the group, the related Class M-2 Principal Distribution Amount for that class;

- To the Class B Certificates of the group, the related Class B Principal Distribution Amount for that class;

                                EXCESS INTEREST


On each Distribution Date, interest funds with respect to each group not otherwise required to be distributed as described under the heading "Interest Distributions" will be treated as Excess Interest and will be required to be distributed in the following order of priority until fully distributed:

     - the Subordination Increase Amount for the group payable in the order of priority set forth under "Principal Distributions above;

     - to the Class M-1 Certificates of the group, the related Class Interest Carryover Shortfall for that class;

     - to the Class M-1 Certificates of the group, the related Class Principal Carryover Shortfall for that class; - to the Class M-2 Certificates of the group, the related Class Interest Carryover Shortfall for that class;

     - to the Class M-2 Certificates of the group, the related Class Principal Carryover Shortfall for that class;

     - to the Class B Certificates of the group, the related Class Interest Carryover Shortfall for that class;

     - to the Class B Certificates of the group, the related Class Principal Carryover Shortfall or that class;

o to the Group I Net WAC Cap Carryover Fund and the Group II Net WAC Cap Carryover Fund for subsequent distribution in accordance with the next two succeding priorities.

o sequentially, to the [Class AF-5, Class AF-6,] Class MF-1, Class MF-2 and Class BF Certificates, in that order, the Group I Net WAC Cap Carryover from the Group I Net WAC Cap Carryover Fund.

     - to the Group II Certificates, payable in the order of priority set forth under "Interest Distributions" above, the Group II Net WAC Cap Carryover form the Group II Net WAC Cap Carryover Fund;

     - for distributions to the other group to the extent that any Class Principal Carryover Shortfall listed above with respect to the other group have not otherwise been paid in full for that distribution date in accordance with the priorities set forth above; and

          -- to the Trustee as reimbursement for all reimbursable expenses incurred in connection with its duties and obligations under the pooling and servicing agreement to the extent not paid pursuant to the first priority above.

VI. to the Servicer to the extent of any unreimbursed Delinquency Advances , unreimbursed Servicing Advances and unreimbursed compensating interest.

     -    to the holder of the residual interest, the remaining amount.

                     GROUP II AVAILABLE FUNDS CAP SCHEDULE

    PERIOD         AVAILABLE           AVAILABLE            PERIOD         AVAILABLE           AVAILABLE
                 FUNDS CAP (%)*     FUNDS CAP (%)**                      FUNDS CAP (%)*     FUNDS CAP (%)**
    ------       --------------     ---------------         -------      --------------     ---------------
      1               8.40               8.40                 34              8.72               11.72
      2               9.60               9.60                 35              9.01               12.11
      3               8.67               8.67                 36              8.72               12.64
      4               8.96               8.96                 37              8.73               12.79
      5               8.67               8.67                 38              9.67               14.16
      6               9.01               9.08                 39              8.73               12.79
      7               8.72               8.79                 40              9.02               13.22
      8               8.72               8.79                 41              8.73               12.79
      9               9.01               9.08                 42              9.02               14.17
      10              8.72               8.79                 43              8.73               13.76
      11              9.01               9.08                 44              8.73               13.76
      12              8.72               8.90                 45              9.02               14.22
      13              8.72               8.90                 46              8.73               13.76
      14              9.66               9.85                 47              9.02               14.22
      15              8.72               8.90                 48              8.73               14.56
      16              9.01               9.20                 49              8.73               14.61
      17              8.72               8.90                 50              9.67               16.18
      18              9.01               9.32                 51              8.73               14.61
      19              8.72               9.02                 52              9.02               15.10
      20              8.72               9.02                 53              8.73               14.61
      21              9.01               9.32                 54              9.02               15.83
      22              8.72               9.02                 55              8.73               15.37
      23              9.01               9.32                 56              8.73               15.37
      24              8.72               10.81                57              9.02               15.88
      25              8.72               10.81                58              8.73               15.37
      26              9.32               11.55                59              9.02               15.88
      27              8.72               10.81                60              8.73               15.37
      28              9.01               11.17                61              8.73               15.42
      29              8.72               10.81                62              9.67               17.07
      30              9.01               12.11                63              8.73               15.42
      31              8.72               11.72                64              9.02               15.93
      32              8.72               11.72                65              8.73               15.42
      33              9.01               12.11                66              9.02               15.93
-------------------------------

*Assumes 1 month LIBOR is instantaneously increased to 20.00% and ran at pricing prepayment speed.

** Assumes all indices are instantaneously increased to 20.00% and ran at pricing prepayment speed.

            GROUP I CERTIFICATES SENSITIVITY ANANLYSIS - TO MATURITY


Group I PPC                  50.0%       75.0%       100.0%       115.0%      150.0%      175.0%       200.0%
Group II CPR                 12.0%       18.0%        24.0%       28.0%       36.0%        50.0%       60.0%
-------------------------- ----------- ----------- ------------ ----------- ----------- ------------ -----------

CLASS AF-1
Avg. Life (yrs)               1.60        1.20        0.99         0.90        0.76        0.70         0.64
Mod. Dur. (yrs)               1.53        1.16        0.96         0.88        0.74        0.68         0.63
Windows (mo)                   38          27          21           19          16          14           13
Expected Final Mat.         3/25/05     4/25/04     10/25/03     8/25/03     5/25/03      3/25/03     2/25/03

CLASS AF-2
Avg. Life (yrs)               4.17        2.91        2.27         2.01        1.60        1.41         1.27
Mod. Dur. (yrs)               3.75        2.69        2.12         1.89        1.52        1.34         1.21
Windows (mo)                   26          18          13           11          8            7           6
Expected Final Mat.         4/25/07     9/25/05     10/25/04     6/25/04     12/25/03     9/25/03     7/25/03

CLASS AF3
Avg. Life (yrs)               7.09        4.63        3.47         3.00        2.28        1.98         1.75
Mod. Dur. (yrs)               5.83        4.05        3.11         2.73        2.11        1.84         1.64
Windows (mo)                   57          30          21           18          10           9           7
Expected Final Mat.         12/25/11    2/25/08      6/25/06     11/25/05    9/25/04      5/25/04     1/25/04

CLASS AF-4
Avg. Life (yrs)              13.09        9.11        6.59         5.50        3.81        2.90         2.40
Mod. Dur. (yrs)               8.93        6.86        5.30         4.56        3.32        2.59         2.18
Windows (mo)                   65          69          58           51          33          23           11
Expected Final Mat.         4/25/17     10/25/13     3/25/11     1/25/10     5/25/07      3/25/06     11/25/04

CLASS AF-5
Avg. Life (yrs)              16.03       12.33        9.70         8.51        6.07        4.45         2.96
Mod. Dur. (yrs)               9.88        8.39        7.09         6.43        4.92        3.78         2.63
Windows (mo)                   20          16          14           13          23           9           4
Expected Final Mat.         11/25/18    1/25/15      4/25/12     1/25/11     3/25/09     11/25/06     2/25/05

Group I PPC                  50.0%       75.0%       100.0%       115.0%      150.0%      175.0%       200.0%
Group II CPR                 12.0%       18.0%        24.0%       28.0%       36.0%        50.0%       60.0%
-------------------------- ----------- ----------- ------------ ----------- ----------- ------------ -----------

CLASS AF-6
Avg. Life (yrs)               7.92        7.08        6.43         6.16        5.60        4.91         3.42
Mod. Dur. (yrs)               6.08        5.59        5.19         5.02        4.65        4.16         3.02
Windows (mo)                  143         118          85           70          44          28           10
Expected Final Mat.         12/25/16    11/25/14     2/25/12     11/25/10    2/25/09     10/25/07     11/25/05

CLASS MF-1
Avg. Life (yrs)              12.41        9.30        7.29         6.42        5.17        4.98         4.15
Mod. Dur. (yrs)               8.02        6.57        5.48         4.96        4.19        4.10         3.53
Windows (mo)                  146         118          96           83          57          39           9
Expected Final Mat.         3/25/20     1/25/16      4/25/13     12/25/11    12/25/09     8/25/08     7/25/06

CLASS MF-2
Avg. Life (yrs)              12.89        9.69        7.65         6.75        5.36        4.84         4.91
Mod. Dur. (yrs)               7.97        6.58        5.55         5.05        4.24        3.92         4.05
Windows (mo)                  159         129          106          93          66          49           11
Expected Final Mat.         4/25/21     12/25/16     2/25/14     10/25/12    8/25/10      4/25/09     5/25/07

CLASS BF
Avg. Life (yrs)              12.97        9.91        7.98         7.09        5.61        4.98         5.86
Mod. Dur. (yrs)               7.69        6.46        5.54         5.09        4.28        3.92         4.59
Windows (mo)                  168         134          116         103          76          59           14
Expected Final Mat.         1/25/22     5/25/17     12/25/14     8/25/13     5/25/11     12/25/09     6/25/08


    GROUP I CERTIFICATES SENSITIVITY ANALYSIS - TO 20% OPTIONAL TERMINATION

Group I PPC                  50.0%       75.0%       100.0%       115.0%      150.0%      175.0%       200.0%
Group II CPR                 12.0%       18.0%        24.0%       28.0%       36.0%        50.0%       60.0%
-------------------------- ----------- ----------- ------------ ----------- ----------- ------------ -----------

CLASS AF-4
Avg. Life (yrs)              11.90        8.01        5.86         5.00        3.59        2.77         2.39
Mod. Dur. (yrs)               8.39        6.24        4.83         4.22        3.16        2.49         2.17
Windows (mo)                   29          30          25           21          19          12           9
Expected Final Mat.         4/25/14     7/25/10      6/25/08     7/25/07     3/25/06      4/25/05     9/25/04

CLASS AF-5
Avg. Life (yrs)              12.25        8.50        6.42         5.50        4.17        3.25         2.67
Mod. Dur. (yrs)               8.35        6.43        5.15         4.54        3.57        2.87         2.39
Windows (mo)                   1           1            1           1           1            1           1
Expected Final Mat.         4/25/14     7/25/10      6/25/08     7/25/07     3/25/06      4/25/05     9/25/04

CLASS AF-6
Avg. Life (yrs)               7.83        6.83        5.78         5.17        4.13        3.25         2.67
Mod. Dur. (yrs)               6.04        5.45        4.77         4.35        3.59        2.89         2.41
Windows (mo)                  111          66          41           30          9            1           1
Expected Final Mat.         4/25/14     7/25/10      6/25/08     7/25/07     3/25/06      4/25/05     9/25/04

CLASS MF-1
Avg. Life (yrs)              10.29        7.23        5.50         4.76        3.84        3.25         2.67
Mod. Dur. (yrs)               7.23        5.57        4.47         3.97        3.30        2.85         2.38
Windows (mo)                   75          52          38           30          12           1           1
Expected Final Mat.         4/25/14     7/25/10      6/25/08     7/25/07     3/25/06      4/25/05     9/25/04

CLASS MF-2
Avg. Life (yrs)              10.29        7.23        5.50         4.76        3.78        3.25         2.67
Mod. Dur. (yrs)               7.08        5.48        4.42         3.92        3.23        2.83         2.37
Windows (mo)                   75          52          38           30          13           1           1
Expected Final Mat.         4/25/14     7/25/10      6/25/08     7/25/07     3/25/06      4/25/05     9/25/04

CLASS BF
Avg. Life (yrs)              10.29        7.23        5.50         4.76        3.75        3.22         2.67
Mod. Dur. (yrs)               6.88        5.36        4.34         3.86        3.16        2.77         2.34
Windows (mo)                   75          52          38           30          14           3           1
Expected Final Mat.         4/25/14     7/25/10      6/25/08     7/25/07     3/25/06      4/25/05     9/25/04


            GROUP II CERTIFICATES SENSITIVITY ANALYSIS - TO MATURITY



Group I % of PPC             50.0%       75.0%       100.0%       115.0%      150.0%      175.0%       200.0%
Group II CPR                 12.0%       18.0%        24.0%       28.0%       36.0%        50.0%       60.0%
-------------------------- ----------- ----------- ------------ ----------- ----------- ------------ -----------

CLASS AV-1
Avg. Life (yrs)               5.20        3.54        2.63         2.19        1.47        0.89         0.69
Mod. Dur. (yrs)               4.67        3.27        2.47         2.07        1.41        0.87         0.68
Windows (mo)                  192         140          109          95          68          28           21
Expected Final Mat.         1/25/18     9/25/13      2/25/11     12/25/09    9/25/07      5/25/04     10/25/03

CLASS MV-1
Avg. Life (yrs)              11.12        7.71        5.87         5.24        5.30        4.19         3.36
Mod. Dur. (yrs)               9.24        6.72        5.27         4.77        4.84        3.90         3.16
Windows (mo)                  145         112          82           65          37          39           36
Expected Final Mat.         3/25/19     9/25/14      1/25/12     10/25/10    12/25/08     7/25/07     9/25/06

CLASS MV-2
Avg. Life (yrs)              11.45        7.97        6.06         5.30        4.58        3.52         2.64
Mod. Dur. (yrs)               9.17        6.75        5.31         4.72        4.16        3.26         2.48
Windows (mo)                  154         120          90           73          48          36           34
Expected Final Mat.         12/25/19    5/25/15      8/25/12     4/25/11     6/25/09     11/25/07     12/25/06

CLASS BV
Avg. Life (yrs)              11.80        8.27        6.27         5.46        4.48        3.08         2.27
Mod. Dur. (yrs)               8.78        6.61        5.24         4.66        3.94        2.82         2.12
Windows (mo)                  170         136          105          89          63          46           40
Expected Final Mat.         4/25/21     9/25/16     10/25/13     6/25/12     5/25/10      4/25/08     2/25/07


    GROUP II CERTIFICATES SENSITIVITY ANALYSIS - TO 20% OPTIONAL TERMINATION


Group I % of PPC             50.0%       75.0%       100.0%       115.0%      150.0%      175.0%       200.0%
Group II CPR                 12.0%       18.0%        24.0%       28.0%       36.0%        50.0%       60.0%
-------------------------- ----------- ----------- ------------ ----------- ----------- ------------ -----------

CLASS AV-1
Avg. Life (yrs)               4.96        3.35        2.48         2.06        1.41        0.89         0.69
Mod. Dur. (yrs)               4.49        3.12        2.34         1.96        1.36        0.87         0.68
Windows (mo)                  147         102          77           66          50          28           21
Expected Final Mat.         4/25/14     7/25/10      6/25/08     7/25/07     3/25/06      5/25/04     10/25/03

CLASS MV-1
Avg. Life (yrs)               9.64        6.55        4.96         4.47        4.14        3.19         2.65
Mod. Dur. (yrs)               8.27        5.87        4.55         4.14        3.86        3.01         2.52
Windows (mo)                   86          62          39           26          4           12           12
Expected Final Mat.         4/25/14     7/25/10      6/25/08     7/25/07     3/25/06      4/25/05     9/25/04

CLASS MV-2
Avg. Life (yrs)               9.64        6.55        4.94         4.36        3.86        3.16         2.43
Mod. Dur. (yrs)               8.07        5.77        4.47         3.99        3.57        2.96         2.31
Windows (mo)                   86          62          40           28          9            5           7
Expected Final Mat.         4/25/14     7/25/10      6/25/08     7/25/07     3/25/06      4/25/05     9/25/04

CLASS BV
Avg. Life (yrs)               9.64        6.55        4.92         4.30        3.64        2.83         2.17
Mod. Dur. (yrs)               7.67        5.56        4.33         3.84        3.30        2.61         2.03
Windows (mo)                   86          62          41           30          13          10           11
Expected Final Mat.         4/25/14     7/25/10      6/25/08     7/25/07     3/25/06      4/25/05     9/25/04


                           GROUP I COLLATERAL SUMMARY

Collateral statistics for the FIXED RATE HOME EQUITY LOANS listed below are as of the STATISTICAL CALCULATION DATE.

-----------------------------------------------------------------------   ---------------------------
                                                  COLLATERAL SUMMARY       RANGES (IF APPLICABLE)
-----------------------------------------------------------------------   ---------------------------
TOTAL NUMBER OF LOANS                                      3,961
TOTAL OUTSTANDING LOAN BALANCE                   $247,037,269.96
AVERAGE LOAN PRINCIPAL BALANCE                           $62,367           $1,285.11 to $548,000.00
WA COUPON                                                 10.324%                  5.490% to 18.990%
WA ORIGINAL TERM (MO.)                                       296                    60 to 360 Months
WA REMAINING TERM (MO.)                                      295                    23 to 360 Months
WA COLTV                                                   76.79%                   7.28% to 100.00%
WA SECOND MORTGAGE RATIO                                   27.30%                    3.11% to 95.26%
(FOR 2ND LIENS ONLY)
WA FICO(1)                                                   590                          400 to 800
LIEN POSITION (FIRST/SECOND)                       90.89% / 9.11%
LEVEL PAY / BALLOONS                              88.04% / 11.96%
PROPERTY TYPE
       2/4 FAMILY                                           0.82%
       CONDO                                                1.07%
       MANUFACTURED                                         0.67%
       PUD                                                  6.44%
       SINGLE FAMILY                                       90.50%
       TOWNHOUSE                                            0.50%
OCCUPANCY STATUS
        PRIMARY HOME                                       97.96%
        SECOND HOME                                         0.27%
        INVESTMENT                                          1.78%
GEOGRAPHIC DISTRIBUTION
other states account individually for less          TX:    21.77%
than 5% of pool balance                             FL:     6.46%

------------------------------
(1) Excludes 67 loans.

                           GROUP I COLLATERAL SUMMARY


Collateral statistics for the FIXED RATE HOME EQUITY LOANS listed below are as of the STATISTICAL CALCULATION DATE.

-------------------------------------------------------------------------------
                    CURRENT MORTGAGE LOAN PRINCIPAL BALANCES
-------------------------------------------------------------------------------

                                NUMBER OF
   RANGE OF BALANCES ($)        MORTGAGE        STATISTICAL CALCULATION     % OF STATISTICAL CALCULATION
                                  LOANS         DATE LOAN BALANCE ($)         DATE LOAN BALANCE
--------------------------------------------------------------------------------------------------------
 .01        -   5,000.00        13                 $45,268.03                       0.02%
5,000.01   -  10,000.00        23                 188,879.58                       0.08
10,000.01  -  15,000.00       127               1,659,190.99                       0.67
15,000.01  -  20,000.00       195               3,505,218.54                       1.42
20,000.01  -  25,000.00       253               5,853,691.98                       2.37
25,000.01  -  30,000.00       291               8,119,075.30                       3.29
30,000.01  -  35,000.00       300               9,858,599.87                       3.99
35,000.01  -  40,000.00       314              11,883,430.80                       4.81
40,000.01  -  45,000.00       231               9,892,885.37                       4.00
45,000.01  -  50,000.00       223              10,607,814.17                       4.29
50,000.01  -  55,000.00       232              12,194,061.54                       4.94
55,000.01  -  60,000.00       223              12,872,299.15                       5.21
60,000.01  -  65,000.00       167              10,465,528.61                       4.24
65,000.01  -  70,000.00       167              11,269,806.06                       4.56
70,000.01  -  75,000.00       129               9,356,784.22                       3.79
75,000.01  -  80,000.00       146              11,330,926.03                       4.59
80,000.01  -  85,000.00        97               8,026,845.69                       3.25
85,000.01  -  90,000.00       100               8,781,584.40                       3.55
90,000.01  -  95,000.00        68               6,302,447.48                       2.55
95,000.01  -  100,000.00       74               7,230,451.90                       2.93
100,000.01 -  105,000.00       59               6,056,359.30                       2.45
105,000.01 -  110,000.00       67               7,211,551.99                       2.92
110,000.01 -  115,000.00       60               6,734,854.56                       2.73
115,000.01 -  120,000.00       46               5,434,882.58                       2.20
120,000.01 -  125,000.00       26               3,193,892.48                       1.29
125,000.01 -  130,000.00       30               3,812,163.73                       1.54
130,000.01 -  135,000.00       32               4,256,928.39                       1.72
135,000.01 -  140,000.00       33               4,550,326.60                       1.84
140,000.01 -  145,000.00       29               4,135,452.29                       1.67
145,000.01 -  150,000.00       18               2,654,299.26                       1.07
150,000.01 -  200,000.00      122              21,077,180.10                       8.53
200,000.01 -  250,000.00       32               7,114,729.54                       2.88
250,000.01 -  300,000.00       13               3,577,629.07                       1.45
300,000.01 -  350,000.00        9               2,911,154.07                       1.18
350,000.01 -  400,000.00        9               3,453,576.29                       1.40
400,000.01 -  450,000.00        1                 412,500.00                       0.17
450,000.01 -  500,000.00        1                 457,000.00                       0.18
500,000.01 -  550,000.00        1                 548,000.00                       0.22
--------------------------------------------------------------------------------------------
TOTAL                       3,961            $247,037,269.96                    100.00%
--------------------------------------------------------------------------------------------

                           GROUP I COLLATERAL SUMMARY


Collateral statistics for the FIXED RATE HOME EQUITY LOANS listed below are as of the STATISTICAL CALCULATION DATE.

-------------------------------------------------------------------------------
                                 MORTGAGE RATES
-------------------------------------------------------------------------------

                               NUMBER OF
 RANGE OF MORTGAGE RATES (%)    MORTGAGE         STATISTICAL CALCULATION      % OF STATISTICAL CALCULATION
                                 LOANS           DATE LOAN BALANCE ($)           DATE LOAN BALANCE
---------------------------    -----------       -----------------------      -----------------------------
5.001  -   5.500                   1                   $169,205.28                    0.07%
5.501  -   6.000                   4                    319,203.89                    0.13
6.001  -   6.500                  34                  5,317,103.87                    2.15
6.501  -   7.000                  83                  7,791,670.81                    3.15
7.001  -   7.500                 105                 12,135,206.83                    4.91
7.501  -   8.000                 181                 18,648,863.47                    7.55
8.001  -   8.500                 154                 13,621,833.01                    5.51
8.501  -   9.000                 248                 19,639,927.30                    7.95
9.001  -   9.500                 182                 13,163,402.68                    5.33
9.501  -   10.000                378                 26,317,785.75                   10.65
10.001 -   10.500                249                 17,788,093.28                    7.20
10.501 -   11.000                363                 22,242,637.51                    9.00
11.001 -   11.500                270                 15,567,747.94                    6.30
11.501 -   12.000                404                 20,634,122.66                    8.35
12.001 -   12.500                293                 13,191,684.56                    5.34
12.501 -   13.000                380                 16,601,428.90                    6.72
13.001 -   13.500                245                  9,407,690.01                    3.81
13.501 -   14.000                258                  9,769,928.09                    3.95
14.001 -   14.500                 84                  3,249,875.96                    1.32
14.501 -   15.000                 35                  1,333,740.78                    0.54
15.001 -   15.500                  2                     54,863.73                    0.02
15.501 -   16.000                  3                     35,425.57                    0.01
16.001 -   19.000                  5                     35,828.00                     .02
-------------------------------------------------------------------------------------------
TOTAL                          3,961               $247,037,269.96                  100.00%
-------------------------------------------------------------------------------------------

                           GROUP I COLLATERAL SUMMARY


Collateral statistics for the FIXED RATE HOME EQUITY LOANS listed below are as of the STATISTICAL CALCULATION DATE.

                                  LIEN POSITION

-----------------------------------------------------------------------------------------------------------------
                    NUMBER OF MORTGAGE        STATISTICAL CALCULATION          % OF STATISTICAL CALCULATION
                          LOANS                DATE LOAN BALANCE ($)             DATE LOAN BALANCE
-----------------------------------------------------------------------------------------------------------------
1st Lien                  3,227                   $224,536,594.90                     90.89%
2nd Lien                    734                     22,500,675.06                      9.11
----------------------------------------------------------------------------------------------------------
TOTAL                     3,961                   $247,037,269.96                    100.00%
----------------------------------------------------------------------------------------------------------


                            ORIGINAL TERM TO MATURITY
---------------------------------------------------------------------------------------------------------------------
 ORIGINAL TERM TO   NUMBER OF MORTGAGE        STATISTICAL CALCULATION          % OF STATISTICAL CALCULATION
 MATURITY (MONTHS)        LOANS                DATE LOAN BALANCE ($)             DATE LOAN BALANCE
------------------  ------------------        -----------------------          -----------------------------
0      -  60                 34                       $862,770.38                      0.35%
61     -  120               234                      7,253,861.36                      2.94
121    -  180             1,116                     59,437,884.64                     24.06
181    -  240               549                     24,430,704.16                      9.89
241    -  300                25                      1,717,566.00                      0.70
301    -  360             2,003                    153,334,483.42                     62.07
-----------------------------------------------------------------------------------------------------
TOTAL                     3,961                   $247,037,269.96                    100.00%
-----------------------------------------------------------------------------------------------------

                           REMAINING TERM TO MATURITY
-----------------------------------------------------------------------------------------------------------
 REMAINING TERM TO  NUMBER OF MORTGAGE        STATISTICAL CALCULATION         % OF STATISTICAL CALCULATION
 MATURITY (MONTHS)        LOANS                DATE LOAN BALANCE ($)            DATE LOAN BALANCE
-----------------------------------------------------------------------------------------------------------
0      -  60                 34                       $862,770.38                      0.35%
61     -  120               234                      7,253,861.36                      2.94
121    -  180             1,116                     59,437,884.64                     24.06
181    -  240               549                     24,430,704.16                      9.89
241    -  300                25                      1,717,566.00                      0.70
301    -  360             2,003                    153,334,483.42                     62.07
-----------------------------------------------------------------------------------------------------------
TOTAL                     3,961                   $247,037,269.96                    100.00%
-----------------------------------------------------------------------------------------------------------

                           GROUP I COLLATERAL SUMMARY

Collateral statistics for the FIXED RATE HOME EQUITY LOANS listed below are as of the STATISTICAL CALCULATION DATE.

-------------------------------------------------------------------------------
                                    SEASONING
-------------------------------------------------------------------------------

                      NUMBER OF
 SEASONING (MONTHS)    MORTGAGE             STATISTICAL CALCULATION             % OF STATISTICAL CALCULATION
                        LOANS                DATE LOAN BALANCE ($)                DATE LOAN BALANCE
-------------------  -------------         --------------------------            -----------------------------
0       -  0              2,058                   $133,304,069.00                     53.96%
1       -  6              1,878                    113,239,853.69                     45.84
7       -  12                 7                        341,338.14                      0.14
13      -  18                 5                         42,077.24                      0.02
19      -  24                 8                         60,469.14                      0.02
25      -  30                 1                          2,983.77                      0.00
31      -  42                 4                         46,478.98                      0.02
-----------------------------------------------------------------------------------------------------
TOTAL                     3,961                   $247,037,269.96                    100.00%
-----------------------------------------------------------------------------------------------------


                      ORIGINAL COMBINED LOAN-TO-VALUE RATIO
-------------------------------------------------------------------------------------------------------------------
  RANGE OF ORIGINAL
 COMBINED LTV RATIOS  NUMBER OF MORTGAGE       STATISTICAL CALCULATION        % OF STATISTICAL CALCULATION
         (%)                LOANS               DATE LOAN BALANCE ($)           DATE LOAN BALANCE
 -------------------  -------------------      ------------------------------  ------------------------
7.00     -   10.00            2                        $31,935.68                      0.01%
10.01    -   15.00            6                        138,397.08                      0.06
15.01    -   20.00           11                        228,516.47                      0.09
20.01    -   25.00           28                        936,043.91                      0.38
25.01    -   30.00           35                      1,403,667.78                      0.57
30.01    -   35.00           36                      1,259,181.16                      0.51
35.01    -   40.00           49                      1,827,748.27                      0.74
40.01    -   45.00           74                      3,449,095.57                      1.40
45.01    -   50.00          104                      4,504,171.04                      1.82
50.01    -   55.00          110                      5,721,903.79                      2.32
55.01    -   60.00          164                      8,789,233.64                      3.56
60.01    -   65.00          226                     12,381,022.99                      5.01
65.01    -   70.00          293                     19,030,953.37                      7.70
70.01    -   75.00          460                     28,682,758.84                     11.61
75.01    -   80.00          928                     62,170,762.43                     25.17
80.01    -   85.00          518                     36,784,960.93                     14.89
85.01    -   90.00          529                     43,094,547.10                     17.44
90.01    -   95.00          137                      8,625,488.79                      3.49
95.01    -   100.00         251                      7,976,881.12                      3.23
--------------------------------------------------------------------------------------------------------
TOTAL                     3,961                   $247,037,269.96                    100.00%
--------------------------------------------------------------------------------------------------------

                           GROUP I COLLATERAL SUMMARY


Collateral statistics for the FIXED RATE HOME EQUITY LOANS listed below are as of the STATISTICAL CALCULATION Date.

-------------------------------------------------------------------------------
                                 OCCUPANCY TYPE
-------------------------------------------------------------------------------

                         NUMBER OF
   OCCUPANCY STATUS      MORTGAGE            STATISTICAL CALCULATION        % OF STATISTICAL CALCULATION
                          LOANS              DATE LOAN BALANCE ($)           DATE LOAN BALANCE
--------------------     -------------       -----------------------         ----------------------------
Primary Home              3,859                   $241,991,114.45                      97.96%
Investment                   85                      4,387,939.39                       1.78
Second Home                  17                        658,216.12                       0.27
-----------------------------------------------------------------------------------------------------------
TOTAL                     3,961                   $247,037,269.96                     100.00%
-----------------------------------------------------------------------------------------------------------


                                  PROPERTY TYPE
-------------------------------------------------------------------------------------------------------------------
    PROPERTY TYPE          NUMBER OF           STATISTICAL CALCULATION        % OF STATISTICAL CALCULATION
                           MORTGAGE             DATE LOAN BALANCE ($)           DATE LOAN BALANCE
                             LOANS
----------------------  --------------        ----------------------------    --------------------------------------
2/4 Family                   31                     $2,026,038.72                       0.82%
Condo                        48                      2,637,799.72                       1.07
Manufactured Housing         33                      1,660,776.94                       0.67
PUD                         207                     15,906,032.03                       6.44
Single Family             3,619                    223,572,328.23                      90.50
Townhouse                    23                      1,234,294.32                       0.50
---------------------------------------------------------------------------------------------------------
TOTAL                     3,961                   $247,037,269.96                     100.00%
---------------------------------------------------------------------------------------------------------

                           GROUP I COLLATERAL SUMMARY



Collateral statistics for the FIXED RATE HOME EQUITY LOANS listed below are as of the STATISTICAL CALCULATION DATE.

-------------------------------------------------------------------------------
                            GEOGRAPHICAL DISTRIBUTION
-------------------------------------------------------------------------------

                           NUMBER OF        STATISTICAL CALCULATION           % OF STATISTICAL CALCULATION
   STATE OR TERRITORY      MORTGAGE          DATE LOAN BALANCE ($)               DATE LOAN BALANCE
                           LOANS
---------------------------------------------------------------------------------------------------------------------
Texas                       975                    $53,767,935.92                      21.77%
Florida                     227                     15,949,927.00                       6.46
Ohio                        155                     11,630,669.11                       4.71
California                  129                     11,186,434.65                       4.53
Georgia                     138                     10,631,620.36                       4.30
Louisiana                   175                     10,065,114.77                       4.07
Missouri                    184                     10,015,853.76                       4.05
Pennsylvania                188                      9,601,067.80                       3.89
North Carolina              137                      8,865,245.58                       3.59
Tennessee                   120                      7,540,579.70                       3.05
Michigan                    128                      7,218,129.72                       2.92
Colorado                     78                      7,208,752.46                       2.92
Washington                   72                      5,920,544.26                       2.40
New York                     87                      5,707,286.84                       2.31
South Carolina               73                      4,923,753.59                       1.99
Indiana                      75                      4,831,746.44                       1.96
New Jersey                   70                      4,704,834.95                       1.90
Oklahoma                     92                      4,465,639.72                       1.81
Mississippi                  90                      4,444,844.39                       1.80
Arizona                      64                      4,171,518.18                       1.69
Arkansas                     71                      4,040,140.96                       1.64
Virginia                     65                      3,956,032.53                       1.60
Kansas                       81                      3,863,566.80                       1.56
Connecticut                  30                      3,789,384.31                       1.53
Kentucky                     46                      2,969,774.69                       1.20
Massachusetts                34                      2,678,093.38                       1.08
Maine                        30                      2,465,551.99                       1.00
Nebraska                     45                      2,401,735.39                       0.97
Wisconsin                    40                      2,278,028.76                       0.92
Minnesota                    24                      2,182,069.77                       0.88
Oregon                       32                      1,700,336.50                       0.69
Maryland                     20                      1,689,118.62                       0.68
Nevada                       19                      1,509,740.70                       0.61
New Mexico                   28                      1,378,027.49                       0.56
West Virginia                28                      1,280,282.78                       0.52
       CONTINUED...
--------------------------------------------------------------------------------------------------

                           GROUP I COLLATERAL SUMMARY

Collateral statistics for the FIXED RATE HOME EQUITY LOANS listed below are as of the STATISTICAL CALCULATION DATE.
----------------------------------------------------------------------------------------------------------
                      GEOGRAPHICAL DISTRIBUTION (CONTINUED)
----------------------------------------------------------------------------------------------------------
                          NUMBER OF MORTGAGE    STATISTICAL CALCULATION       % OF STATISTICAL CALCULATION
   STATE OR TERRITORY       LOANS               DATE LOAN BALANCE ($)           DATE LOAN BALANCE
----------------------------------------------------------------------------------------------------------
Illinois                     20                      1,140,554.12                       0.46%
Utah                         13                        802,437.97                       0.32
Iowa                         18                        768,008.94                       0.31
New Hampshire                10                        588,815.94                       0.24
Delaware                     11                        569,405.42                       0.23
Wyoming                       8                        420,922.59                       0.17
Rhode Island                  7                        400,554.89                       0.16
Idaho                         6                        363,352.44                       0.15
Vermont                       3                        294,702.43                       0.12
Montana                       8                        271,688.47                       0.11
North Dakota                  4                        151,304.75                       0.06
District of Columbia          1                        124,670.23                       0.05
Alaska                        2                        107,467.90                       0.04
----------------------------------------------------------------------------------------------------
TOTAL                      3,961                  $247,037,269.96                     100.00%
----------------------------------------------------------------------------------------------------

                               DOCUMENTATION TYPE
------------------------------------------------------------------------------------------------------------------
                        NUMBER OF MORTGAGE    STATISTICAL CALCULATION          % OF STATISTICAL CALCULATION
   DOCUMENTATION TYPE        LOANS              DATE LOAN BALANCE ($)                DATE LOAN BALANCE
---------------------------------------------------------------------------------------------------------------------
Full/Alt                  3,557                  $215,419,382.93                      87.20%
Limited                     119                    11,965,961.10                       4.84
Stated                      285                    19,651,925.93                       7.96
---------------------------------------------------------------------------------------------------------
TOTAL                     3,961                  $247,037,269.96                     100.00%
---------------------------------------------------------------------------------------------------------


                                  CREDIT GRADE
---------------------------------------------------------------------------------------------------------------------
                        NUMBER OF MORTGAGE       STATISTICAL CALCULATION      % OF STATISTICAL CALCULATION
      CREDIT GRADE           LOANS              DATE LOAN BALANCE ($)           DATE LOAN BALANCE
--------------------   ---------------------   ------------------------        ----------------------------
A+                          286                   $23,012,849.99                       9.32%
A1                        1,126                    84,414,217.79                      34.17
A2                        1,056                    62,844,133.63                      25.44
B                           597                    33,419,802.13                      13.53
C1                          604                    27,922,150.88                      11.30
C2                          194                    10,046,565.04                       4.07
D                            98                     5,377,550.50                       2.18
-----------------------------------------------------------------------------------------------------------
TOTAL                     3,961                  $247,037,269.96                     100.00%
-----------------------------------------------------------------------------------------------------------

                           GROUP I COLLATERAL SUMMARY


Collateral statistics for the FIXED RATE HOME EQUITY LOANS listed below are as of the STATISTICAL CALCULATION DATE.

-------------------------------------------------------------------------------
                             PREPAYMENT PENALTY TERM
-------------------------------------------------------------------------------

                        NUMBER OF
  PREPAY PENALTY        MORTGAGE            STATISTICAL CALCULATION           % OF STATISTICAL CALCULATION
  TERMS (MONTHS)          LOANS              DATE LOAN BALANCE ($)              DATE LOAN BALANCE
------------------  -----------------       ------------------------          ----------------------------
0                         1,696                   $87,899,575.05                      35.58%
5                             1                        64,000.00                       0.03
6                             1                        68,204.73                       0.03
12                           91                     7,369,054.38                       2.98
24                           71                     6,159,713.17                       2.49
30                           18                       832,021.31                       0.34
36                          241                    17,214,462.96                       6.97
42                            2                       221,125.74                       0.09
60                        1,840                   127,209,112.62                      51.49
-------------------------------------------------------------------------------------------------------
TOTAL                     3,961                  $247,037,269.96                     100.00%
--------------------------------------------------------------------------------------------------------

                           GROUP I COLLATERAL SUMMARY

Collateral statistics for the FIXED RATE HOME EQUITY LOANS listed below are as of the STATISTICAL CALCULATION DATE.

-------------------------------------------------------------------------------
                            SECOND MORTGAGE RATIO(1)
-------------------------------------------------------------------------------
  RANGE OF SECOND       NUMBER OF           STATISTICAL CALCULATION           % OF STATISTICAL CALCULATION
MORTGAGE RATIOS (%)     MORTGAGE             DATE LOAN BALANCE ($)              DATE LOAN BALANCE
                          LOANS
------------------     ------------         ------------------------          ----------------------------
0.00    -   10.00           104                    $1,561,451.88                       6.94%
10.01   -   15.00            76                     1,716,806.58                       7.63
15.01   -   20.00           222                     6,072,090.51                      26.99
20.01   -   25.00            99                     3,116,032.07                      13.85
25.01   -   30.00            71                     2,620,621.08                      11.65
30.01   -   35.00            61                     2,582,809.82                      11.48
35.01   -   40.00            34                     1,274,382.84                       5.66
40.01   -   45.00            31                     1,635,928.92                       7.27
45.01   -   50.00            12                       646,100.43                       2.87
50.01   -   55.00             5                       219,645.13                       0.98
55.01   -   60.00             4                       274,298.75                       1.22
60.01   -   65.00             3                       130,472.00                       0.58
65.01   -   70.00             1                        97,943.50                       0.44
75.01   -   80.00             3                        94,567.93                       0.42
80.01   -   85.00             4                       202,140.73                       0.90
85.01   -   90.00             3                       195,174.12                       0.87
95.01   -   100.00            1                        60,208.77                       0.27
---------------------------------------------------------------------------------------------------
TOTAL                       734                   $22,500,675.06                     100.00%
---------------------------------------------------------------------------------------------------
(1) Applies only to the Home Equity Loans in the second lien position. The
Second Mortgage Ratios shown above are equal to, with respect to each Home
Equity Loan in the second lien position, the original principal balance of the
Home Equity Loan at the date of origination divided by the sum of (a) the original principal balance of the Home Equity Loan at the date of origination and (b) the remaining principal balance of the senior lien on the related
Mortgaged Property at the date of origination of the Home Equity Loan.

                           GROUP I COLLATERAL SUMMARY

Collateral statistics for the FIXED RATE HOME EQUITY LOANS listed below are as of the STATISTICAL CALCULATION DATE.

--------------------------------------------------------------------------------
                                AMORTIZATION TYPE
--------------------------------------------------------------------------------
AMORTIZATION      NUMBER OF MORTGAGE         STATISTICAL CALCULATION       % OF STATISTICAL CALCULATION
   TYPE                 LOANS                DATE LOAN BALANCE ($)              DATE LOAN BALANCE
------------      ------------------         -----------------------       -----------------------------
Level Pay              3,530                   $217,490,221.21                          88.04%
Balloons                 431                     29,547,048.75                           11.96
-----------------------------------------------------------------------------------------------
TOTAL                  3,961                   $247,037,269.96                         100.00%
-----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            CREDIT SCORE DISTRIBUTION
--------------------------------------------------------------------------------
  CREDIT SCORE    NUMBER OF MORTGAGE         STATISTICAL CALCULATION     % OF STATISTICAL CALCULATION
      RANGE              LOANS                DATE LOAN BALANCE ($)            DATE LOAN BALANCE
------------------------------------------------------------------------------------------------------------
  Not Available               67                   $2,418,661.74                    0.98%
400     -   400                5                      212,225.11                     0.09
401     -   425                2                       81,532.82                     0.03
426     -   450               16                      869,232.54                     0.35
451     -   475               66                    3,312,341.75                     1.34
476     -   500              176                    9,336,538.96                     3.78
501     -   525              432                   23,923,591.83                     9.68
526     -   550              695                   43,177,917.36                    17.48
551     -   575              543                   32,283,230.14                    13.07
576     -   600              466                   28,103,613.93                    11.38
601     -   625              477                   30,218,699.61                    12.23
626     -   650              398                   27,150,773.13                    10.99
651     -   675              282                   21,421,601.28                     8.67
676     -   700              151                   11,028,269.23                     4.46
701     -   725               88                    6,721,863.43                     2.72
726     -   750               49                    3,553,423.37                     1.44
751     -   775               23                    1,201,981.66                     0.49
776     -   800               25                    2,021,772.07                     0.82
------------------------------------------------------------------------------------------
TOTAL                      3,961                 $247,037,269.96                  100.00%
------------------------------------------------------------------------------------------

                          GROUP II COLLATERAL SUMMARY

Collateral statistics for the ADJUSTABLE RATE HOME EQUITY LOANS listed below are as of the STATISTICAL CALCULATION DATE.

                                                   COLLATERAL SUMMARY         RANGES (IF APPLICABLE)
---------------------------------------------- ----------------------- ------------------------------
TOTAL NUMBER OF LOANS                                           2,130
TOTAL OUTSTANDING LOAN BALANCE                        $231,079,168.78
AVERAGE LOAN PRINCIPAL BALANCE                            $108,487.87      $16,272.57 to $576,000.00
WA COUPON                                                      9.466%              5.000% to 13.990%
ARM CHARACTERISTICS

        MARGIN                                                 7.582%              3.350% to 13.200%
        FIRST PERIODIC CAP                                     2.005%                 1.00% to 6.00%
        SUBSEQUENT PERIODIC CAP                                 1.00%
        LIFETIME CAP                                           16.44%             10.950% to 20.990%
WA ORIGINAL TERM (MO.)                                     358 Months               84 to 360 Months
WA REMAINING TERM (MO.)                                    358 Months               84 to 360 Months
WA COLTV                                                       81.52%               15.79% to 99.15%
WA FICO(1)                                                        572                     406 to 795
LOAN TYPE
        2/28 ARM                                               82.98%
        6 M ARM                                                11.84%
        3/27 ARM                                                5.18%
PROPERTY TYPE
       2/4 FAMILY                                               0.59%
       CONDO                                                    2.20%
       MANUFACTURED                                             0.54%
       PUD                                                      8.44%
       SINGLE FAMILY                                           87.20%
       TOWNHOUSE                                                0.93%
       OTHER                                                    0.10%
OCCUPANCY STATUS
        PRIMARY HOME                                           98.77%
        SECOND HOME                                             0.30%
        INVESTMENT                                              0.93%
---------------------------------------------- ----------------------- ------------------------------
GEOGRAPHIC DISTRIBUTION
                                                   CA:         16.48%
                                                         CO:    6.53%
Other states account individually for less than          MI:    6.09%
5% of pool balance                                       OH:    5.97%
                                                         GA:    5.07%
                                                         MO:    5.01%
---------------------------------------------- ----------------------- ------------------------------
(1) Excludes 13 Loans

                          GROUP II COLLATERAL SUMMARY

Collateral statistics for the ADJUSTABLE RATE HOME EQUITY LOANS listed below are as of the STATISTICAL CALCULATION DATE.

--------------------------------------------------------------------------------
                    CURRENT MORTGAGE LOAN PRINCIPAL BALANCES
--------------------------------------------------------------------------------
                                NUMBER OF
  RANGE OF BALANCES ($)         MORTGAGE           STATISTICAL CALCULATION            % OF STATISTICAL CALCULATION
                                  LOANS             DATE LOAN BALANCE ($)                   DATE LOAN BALANCE
---------------------------------------------------------------------------------------------------------------------
15,000.01   -   20,000.00            8                      145,273.09                         0.06%
20,000.01   -   25,000.00            8                      176,654.29                          0.08
25,000.01   -   30,000.00           36                    1,007,904.30                          0.44
30,000.01   -   35,000.00           33                    1,086,275.52                          0.47
35,000.01   -   40,000.00           58                    2,198,390.59                          0.95
40,000.01   -   45,000.00           57                    2,432,445.69                          1.05
45,000.01   -   50,000.00           84                    4,015,654.19                          1.74
50,000.01   -   55,000.00           96                    5,051,249.97                          2.19
55,000.01   -   60,000.00          102                    5,914,268.52                          2.56
60,000.01   -   65,000.00           91                    5,724,596.92                          2.48
65,000.01   -   70,000.00          121                    8,160,194.82                          3.53
70,000.01   -   75,000.00           96                    6,961,827.47                          3.01
75,000.01   -   80,000.00           91                    7,063,307.56                          3.06
80,000.01   -   85,000.00           87                    7,180,679.03                          3.11
85,000.01   -   90,000.00           94                    8,241,153.83                          3.57
90,000.01   -   95,000.00           68                    6,316,037.83                          2.73
95,000.01   -   100,000.00          70                    6,836,361.60                          2.96
100,000.01  -   105,000.00          81                    8,322,731.38                          3.60
105,000.01  -   110,000.00          62                    6,683,536.32                          2.89
110,000.01  -   115,000.00          55                    6,175,865.13                          2.67
115,000.01  -   120,000.00          57                    6,703,677.36                          2.90
120,000.01  -   125,000.00          59                    7,240,050.07                          3.13
125,000.01  -   130,000.00          44                    5,616,754.05                          2.43
130,000.01  -   135,000.00          47                    6,215,106.71                          2.69
135,000.01  -   140,000.00          34                    4,670,966.18                          2.02
140,000.01  -   145,000.00          45                    6,435,644.65                          2.79
145,000.01  -   150,000.00          39                    5,746,855.11                          2.49
150,000.01  -   200,000.00         213                   36,893,679.89                         15.97
200,000.01  -   250,000.00         109                   24,339,601.81                         10.53
250,000.01  -   300,000.00          44                   12,168,126.42                          5.27
300,000.01  -   350,000.00          23                    7,460,166.67                          3.23
350,000.01  -   400,000.00           8                    2,964,009.12                          1.28
400,000.01  -   450,000.00           2                      819,369.52                          0.35
450,000.01  -   500,000.00           5                    2,445,259.10                          1.06
500,000.01  -   550,000.00           2                    1,089,494.07                          0.47
550,000.01  -   600,000.00           1                      576,000.00                          0.25
-----------------------------------------------------------------------------------------------------
TOTAL                            2,130                 $231,079,168.78                       100.00%
-----------------------------------------------------------------------------------------------------

                          GROUP II COLLATERAL SUMMARY

Collateral statistics for the ADJUSTABLE RATE HOME EQUITY LOANS listed below are as of the STATISTICAL CALCULATION DATE.

--------------------------------------------------------------------------------
                                 MORTGAGE RATES
--------------------------------------------------------------------------------
                             NUMBER OF
 RANGE OF MORTGAGE RATES     MORTGAGE           STATISTICAL CALCULATION            % OF STATISTICAL CALCULATION
           (%)                 LOANS             DATE LOAN BALANCE ($)                   DATE LOAN BALANCE
----------------------------------------------------------------------------------------------------------------
4.501    -   5.000                 1                  $174,663.00                         0.08%
5.001    -   5.500                 2                   113,500.39                          0.05
5.501    -   6.000                 5                   408,028.56                          0.18
6.001    -   6.500                27                 4,424,293.76                          1.91
6.501    -   7.000                45                 6,015,734.37                          2.60
7.001    -   7.500                65                 9,888,770.27                          4.28
7.501    -   8.000               155                23,652,368.93                         10.24
8.001    -   8.500               150                20,110,748.47                          8.70
8.501    -   9.000               295                36,372,517.16                         15.74
9.001    -   9.500               177                19,288,241.97                          8.35
9.501    -   10.000              356                37,338,878.64                         16.16
10.001   -   10.500              201                19,835,207.43                          8.58
10.501   -   11.000              273                24,023,722.14                         10.40
11.001   -   11.500              132                10,013,341.23                          4.33
11.501   -   12.000              120                 9,759,850.37                          4.22
12.001   -   12.500               65                 5,097,664.23                          2.21
12.501   -   13.000               48                 3,744,338.44                          1.62
13.001   -   13.500                8                   472,045.51                          0.20
13.501   -   14.000                5                   345,253.91                          0.15
------------------------------------------------------------------------------------------------
TOTAL                          2,130              $231,079,168.78                       100.00%
------------------------------------------------------------------------------------------------

                          GROUP II COLLATERAL SUMMARY

Collateral statistics for the ADJUSTABLE RATE HOME EQUITY LOANS listed below are as of the STATISTICAL CALCULATION DATE.

--------------------------------------------------------------------------------
                            ORIGINAL TERM TO MATURITY
--------------------------------------------------------------------------------
                     NUMBER OF
ORIGINAL TERM TO      MORTGAGE        STATISTICAL CALCULATION       % OF STATISTICAL CALCULATION
MATURITY (MONTHS)      LOANS           DATE LOAN BALANCE ($)             DATE LOAN BALANCE
------------------------------------------------------------------------------------------------------
61      -  120              3                 $131,423.37                    0.06%
121     -  180             25                1,614,680.52                     0.70
181     -  240              9                  658,038.06                     0.28
241     -  300              3                  401,855.64                     0.17
301     -  360          2,090              228,273,171.19                    98.79
-----------------------------------------------------------------------------------
TOTAL                   2,130            $ 231,079,168.78                  100.00%
-----------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           REMAINING TERM TO MATURITY
--------------------------------------------------------------------------------
 REMAINING TERM       NUMBER OF
   TO MATURITY        MORTGAGE       STATISTICAL CALCULATION     % OF STATISTICAL CALCULATION
    (MONTHS)            LOANS         DATE LOAN BALANCE ($)           DATE LOAN BALANCE
---------------------------------------------------------------------------------------------------
61      -  120              3               $131,423.37                   0.06%
121     -  180             25              1,614,680.52                    0.70
181     -  240              9                658,038.06                    0.28
241     -  300              3                401,855.64                    0.17
301     -  360          2,090            228,273,171.19                   98.79
--------------------------------------------------------------------------------
TOTAL                   2,130           $231,079,168.78                 100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    SEASONING
--------------------------------------------------------------------------------
                    NUMBER OF
    SEASONING       MORTGAGE       STATISTICAL CALCULATION    % OF STATISTICAL CALCULATION
    (MONTHS)          LOANS         DATE LOAN BALANCE ($)          DATE LOAN BALANCE
------------------------------------------------------------------------------------------------
  0   -  0             1,172           $129,985,400.06                  56.25%
1     -  6               957            100,928,706.53                   43.68
19    -  24                1                165,062.19                    0.07
-------------------------------------------------------------------------------
TOTAL                  2,130           $231,079,168.78                 100.00%
-------------------------------------------------------------------------------

                          GROUP II COLLATERAL SUMMARY

Collateral statistics for the ADJUSTABLE RATE HOME EQUITY LOANS listed below are as of the STATISTICAL CALCULATION DATE.

--------------------------------------------------------------------------------
                                AMORTIZATION TYPE
--------------------------------------------------------------------------------
                      NUMBER OF     STATISTICAL CALCULATION      % OF STATISTICAL CALCULATION
AMORTIZATION TYPE      MORTGAGE      DATE LOAN BALANCE ($)             DATE LOAN BALANCE
                        LOANS
-----------------------------------------------------------------------------------------------------
2/28 ARM                1,740          $191,749,029.55                     82.98%
3/27 ARM                  109            11,971,232.67                       5.18
6 M ARM                   281            27,358,906.56                      11.84
----------------------------------------------------------------------------------
TOTAL                   2,130          $231,079,168.78                    100.00%
----------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      ORIGINAL COMBINED LOAN-TO-VALUE RATIO
--------------------------------------------------------------------------------
  RANGE OF ORIGINAL       NUMBER OF
 COMBINED LTV RATIOS      MORTGAGE        STATISTICAL CALCULATION       % OF STATISTICAL CALCULATION
         (%)                LOANS          DATE LOAN BALANCE ($)              DATE LOAN BALANCE
-----------------------------------------------------------------------------------------------------------
15.01     -    20.00             5                $209,332.49                    0.09%
20.01     -    25.00             4                 170,389.76                     0.07
25.01     -    30.00             5                 201,907.57                     0.09
30.01     -    35.00            14                 811,660.80                     0.35
35.01     -    40.00             7                 375,177.68                     0.16
40.01     -    45.00            16               1,105,857.13                     0.48
45.01     -    50.00            18               1,105,230.76                     0.48
50.01     -    55.00            27               2,593,743.19                     1.12
55.01     -    60.00            41               3,629,095.20                     1.57
60.01     -    65.00            69               5,704,729.50                     2.47
65.01     -    70.00           108               8,981,672.92                     3.89
70.01     -    75.00           171              17,359,346.08                     7.51
75.01     -    80.00           494              56,301,871.66                    24.36
80.01     -    85.00           421              45,928,582.08                    19.88
85.01     -    90.00           625              76,789,291.91                    33.23
90.01     -    95.00            87               8,234,925.49                     3.56
95.01     -    100.00           18               1,576,354.56                     0.68
---------------------------------------------------------------------------------------
TOTAL                        2,130            $231,079,168.78                  100.00%
---------------------------------------------------------------------------------------

                          GROUP II COLLATERAL SUMMARY

Collateral statistics for the ADJUSTABLE RATE HOME EQUITY LOANS listed below are as of the STATISTICAL CALCULATION DATE.

--------------------------------------------------------------------------------
                                 OCCUPANCY TYPE
--------------------------------------------------------------------------------
OCCUPANCY STATUS    NUMBER OF        STATISTICAL CALCULATION       % OF STATISTICAL CALCULATION
                     MORTGAGE         DATE LOAN BALANCE ($)             DATE LOAN BALANCE
                      LOANS
-----------------------------------------------------------------------------------------------------
Primary Home           2,096            $228,238,316.96                    98.77%
Investment                29               2,138,544.38                      0.93
Second Home                5                 702,307.44                      0.30
----------------------------------------------------------------------------------
TOTAL                  2,130            $231,079,168.78                   100.00%
----------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  PROPERTY TYPE
--------------------------------------------------------------------------------
                          NUMBER OF
PROPERTY TYPE              MORTGAGE            STATISTICAL CALCULATION             % OF STATISTICAL CALCULATION
                            LOANS               DATE LOAN BALANCE ($)                   DATE LOAN BALANCE
---------------------------------------------------------------------------------------------------------------------
Single Family              1,910                   $201,509,055.05                       87.20%
PUD                          120                     19,493,652.21                         8.44
Condominium                   48                      5,079,360.89                         2.20
Townhouse                     21                      2,156,715.06                         0.93
Two- to Four-Family           12                      1,355,005.70                         0.59
Manufactured Housing          17                      1,247,754.87                         0.54
Other                          2                        237,625.00                         0.10
------------------------------------------------------------------------------------------------
TOTAL                      2,130                   $231,079,168.78                      100.00%
------------------------------------------------------------------------------------------------

                          GROUP II COLLATERAL SUMMARY

Collateral statistics for the ADJUSTABLE RATE HOME EQUITY LOANS listed below are as of the STATISTICAL CALCULATION DATE.

--------------------------------------------------------------------------------
                            GEOGRAPHICAL DISTRIBUTION
--------------------------------------------------------------------------------
 STATE OR TERRITORY   NUMBER OF MORTGAGE       STATISTICAL CALCULATION       % OF STATISTICAL CALCULATION
                            LOANS               DATE LOAN BALANCE ($)             DATE LOAN BALANCE
---------------------------------------------------------------------------------------------------------------
California                   203                  38,090,778.66                       16.48%
Colorado                      95                  15,081,582.84                        6.53
Michigan                     138                  14,067,593.25                        6.09
Ohio                         153                  13,785,656.98                        5.97
Georgia                      101                  11,709,352.01                        5.07
Missouri                     134                  11,572,234.31                        5.01
North Carolina               115                  10,465,922.07                        4.53
Florida                      109                  10,447,421.18                        4.52
Texas                        100                   9,597,065.58                        4.15
Arizona                       82                   8,344,565.92                        3.61
Wisconsin                     96                   8,339,905.82                        3.61
Washington                    49                   6,540,573.23                        2.83
Virginia                      52                   5,238,773.16                        2.27
New Jersey                    31                   4,661,238.87                        2.02
Tennessee                     49                   4,283,857.03                        1.85
Indiana                       48                   4,205,135.03                        1.82
New York                      51                   4,129,981.02                        1.79
South Carolina                38                   3,970,943.55                        1.72
Pennsylvania                  56                   3,803,710.43                        1.65
Illinois                      37                   3,750,429.54                        1.62
Kansas                        33                   3,463,835.94                        1.50
Louisiana                     35                   3,197,476.83                        1.38
Massachusetts                 16                   2,893,373.46                        1.25
Utah                          22                   2,697,373.61                        1.17
New Mexico                    36                   2,688,721.49                        1.16
Connecticut                   21                   2,667,116.86                        1.15
Minnesota                     25                   2,282,702.11                        0.99
Maine                         20                   2,261,116.73                        0.98
Oklahoma                      29                   2,199,258.06                        0.95
Nevada                        15                   2,034,784.78                        0.88
Iowa                          25                   1,686,784.96                        0.73
Kentucky                      21                   1,656,033.96                        0.72
New Hampshire                 11                   1,361,197.23                        0.59
Oregon                         9                   1,059,183.33                        0.46
Rhode Island                   8                   1,041,736.68                        0.45
Mississippi                   13                   1,026,903.96                        0.44
Maryland                       8                     838,349.08                        0.36
Montana                        7                     635,470.33                        0.28
Idaho                          8                     569,288.85                        0.25
Delaware                       4                     563,064.58                        0.24
West Virginia                  8                     549,164.76                        0.24
Wyoming                        6                     507,730.87                        0.22
Arkansas                       6                     495,432.03                        0.21
Nebraska                       4                     327,446.70                        0.14
Vermont                        2                     239,676.42                        0.10
South Dakota                   1                      49,224.69                        0.02
--------------------------------------------------------------------------------------------
TOTAL                      2,130                $231,079,168.78                     100.00%
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               DOCUMENTATION TYPE
--------------------------------------------------------------------------------
                               NUMBER OF       STATISTICAL CALCULATION     % OF STATISTICAL CALCULATION
      DOCUMENTATION TYPE       MORTGAGE         DATE LOAN BALANCE ($)            DATE LOAN BALANCE
                                 LOANS
-----------------------------------------------------------------------------------------------------------
Full Documentation               1,923            $205,392,159.20                   88.88%
No Income                          143              16,372,011.09                     7.09
Limited Documentation               64               9,314,998.49                     4.03
-------------------------------------------------------------------------------------------
TOTAL                            2,130            $231,079,168.78                  100.00%
-------------------------------------------------------------------------------------------

                          GROUP II COLLATERAL SUMMARY

Collateral statistics for the ADJUSTABLE RATE HOME EQUITY LOANS listed below are as of the STATISTICAL CALCULATION DATE.

--------------------------------------------------------------------------------
                                  GROSS MARGINS
--------------------------------------------------------------------------------
 RANGE OF GROSS MARGINS      NUMBER OF          STATISTICAL CALCULATION            % OF STATISTICAL CALCULATION
           (%)                MORTGAGE           DATE LOAN BALANCE ($)                  DATE LOAN BALANCE
                               LOANS
---------------------------------------------------------------------------------------------------------------------
3.001      -   3.500               1                   $174,663.00                          0.08%
3.501      -   4.000               7                    529,782.82                           0.23
4.001      -   4.500              16                  2,587,853.17                           1.12
4.501      -   5.000              25                  4,390,993.15                           1.90
5.001      -   5.500              61                  8,622,781.06                           3.73
5.501      -   6.000             124                 19,528,766.70                           8.45
6.001      -   6.500             146                 20,006,308.16                           8.66
6.501      -   7.000             245                 31,676,227.30                          13.71
7.001      -   7.500             208                 23,367,083.90                          10.11
7.501      -   8.000             288                 30,621,658.59                          13.25
8.001      -   8.500             262                 26,199,558.83                          11.34
8.501      -   9.000             270                 25,041,126.67                          10.84
9.001      -   9.500             181                 14,542,702.90                           6.29
9.501      -   10.000            128                 10,940,132.95                           4.73
10.001     -   10.500             81                  5,940,650.11                           2.57
10.501     -   11.000             61                  5,117,187.83                           2.21
11.001     -   11.500             15                    983,517.38                           0.43
11.501     -   12.000              6                    469,691.26                           0.20
12.001     -   12.500              4                    273,733.00                           0.12
12.501     -   13.000              1                     64,750.00                           0.03
--------------------------------------------------------------------------------------------------
TOTAL                          2,130              $ 231,079,168.78                        100.00%
--------------------------------------------------------------------------------------------------

                          GROUP II COLLATERAL SUMMARY

Collateral statistics for the ADJUSTABLE RATE HOME EQUITY LOANS listed below are as of the STATISTICAL CALCULATION DATE.

--------------------------------------------------------------------------------
                            CREDIT SCORE DISTRIBUTION
--------------------------------------------------------------------------------
   CREDIT SCORE RANGE        NUMBER OF       STATISTICAL CALCULATION      % OF STATISTICAL CALCULATION
                              MORTGAGE        DATE LOAN BALANCE ($)       DATE POOL PRINCIPAL BALANCE
                               LOANS
------------------------------------------------------------------------------------------------------------
A+                               42               $6,280,111.11                  2.72%
A-1                             506               67,581,754.62                  29.25
A-2                             644               73,513,473.10                  31.81
B                               422               38,655,045.59                  16.73
C-1                             379               32,671,424.82                  14.14
C-2                             135               12,304,573.93                   5.32
D                                 2                   72,785.61                   0.03
---------------------------------------------------------------------------------------
TOTAL                         2,130             $231,079,168.78                100.00%
---------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          NEXT INTEREST ADJUSTMENT DATE
--------------------------------------------------------------------------------
       NEXT INTEREST         NUMBER OF          STATISTICAL CALCULATION      % OF STATISTICAL CALCULATION
     ADJUSTMENT DATE          MORTGAGE           DATE LOAN BALANCE ($)            DATE LOAN BALANCE
                               LOANS
---------------------------------------------------------------------------------------------------------------
January-02                         2                $219,283.83                      0.09%
February-02                        2                 100,304.18                      0.04%
March-02                          31               2,446,673.82                      1.06%
April-02                         100              10,044,418.34                      4.35%
May-02                           103              10,873,683.88                      4.71%
June-02                           44               3,839,604.70                      1.66%
July-03                            4                 391,876.52                      0.17%
August-03                         16               1,807,553.60                      0.78%
September-03                     177              19,254,033.22                      8.33%
October-03                       593              63,533,350.76                     27.49%
November-03                      668              76,352,196.33                     33.04%
December-03                      281              30,244,956.93                     13.09%
August-04                          1                  76,405.98                      0.03%
September-04                       8                 673,534.54                      0.29%
October-04                        22               2,252,657.56                      0.97%
November-04                       52               6,205,727.51                      2.69%
December-04                       26               2,762,907.08                      1.20%
-------------------------------------------------------------------------------------------
TOTAL                          2,130            $231,079,168.78                    100.00%
-------------------------------------------------------------------------------------------

GROUP II COLLATERAL SUMMARY

Collateral statistics for the ADJUSTABLE RATE HOME EQUITY LOANS listed below are as of the STATISTICAL CALCULATION DATE.

--------------------------------------------------------------------------------
                                  MAXIMUM RATES
--------------------------------------------------------------------------------
RANGE OF MAXIMUM RATES     NUMBER OF           STATISTICAL CALCULATION         % OF STATISTICAL CALCULATION
          (%)               MORTGAGE            DATE LOAN BALANCE ($)               DATE LOAN BALANCE
                             LOANS
-----------------------------------------------------------------------------------------------------------------
10.501     -   11.000            1                    $121,600.00                       0.05%
11.501     -   12.000            1                     174,663.00                        0.08
12.001     -   12.500            3                     173,325.37                        0.08
12.501     -   13.000            6                     466,376.58                        0.20
13.001     -   13.500           27                   4,489,568.78                        1.94
13.501     -   14.000           49                   6,531,453.96                        2.83
14.001     -   14.500           69                  10,448,881.87                        4.52
14.501     -   15.000          158                  24,257,912.43                       10.50
15.001     -   15.500          148                  19,730,794.42                        8.54
15.501     -   16.000          295                  36,102,672.60                       15.62
16.001     -   16.500          176                  19,163,058.53                        8.29
16.501     -   17.000          354                  37,066,095.29                       16.04
17.001     -   17.500          202                  19,797,238.98                        8.57
17.501     -   18.000          268                  23,523,849.08                       10.18
18.001     -   18.500          130                   9,788,387.88                        4.24
18.501     -   19.000          119                   9,699,856.13                        4.20
19.001     -   19.500           65                   5,108,735.27                        2.21
19.501     -   20.000           47                   3,672,374.45                        1.59
20.001     -   20.500            7                     417,070.25                        0.18
20.501     -   21.000            5                     345,253.91                        0.15
----------------------------------------------------------------------------------------------
TOTAL                        2,130               $ 231,079,168.78                     100.00%
----------------------------------------------------------------------------------------------

GROUP II COLLATERAL SUMMARY

Collateral statistics for the ADJUSTABLE RATE HOME EQUITY LOANS listed below are as of the STATISTICAL CALCULATION DATE.

--------------------------------------------------------------------------------
                             PREPAYMENT PENALTY TERM
--------------------------------------------------------------------------------
 PREPAY PENALTY  NUMBER OF MORTGAGE      STATISTICAL CALCULATION         % OF STATISTICAL CALCULATION
 TERM (MONTHS)         LOANS              DATE LOAN BALANCE ($)                DATE LOAN BALANCE
-----------------------------------------------------------------------------------------------------------
0                       493                     $47,628,972.91                    20.61%
12                       64                       9,353,376.31                      4.05
15                        1                         125,100.00                      0.05
24                      465                      53,959,188.05                     23.35
36                      238                      26,010,089.22                     11.26
48                        1                          81,600.00                      0.04
60                      868                      93,920,842.29                     40.64
-----------------------------------------------------------------------------------------
TOTAL                 2,130                    $231,079,168.78                   100.00%
-----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            CREDIT SCORE DISTRIBUTION
--------------------------------------------------------------------------------
  CREDIT SCORE   NUMBER OF MORTGAGE      STATISTICAL CALCULATION        % OF STATISTICAL CALCULATION
     RANGE             LOANS              DATE LOAN BALANCE ($)              DATE LOAN BALANCE
----------------------------------------------------------------------------------------------------------
 Not Available             13                  $1,051,800.48                   0.46%
401     -  425              2                     191,169.34                    0.08
426     -  450             15                   1,463,696.48                    0.63
451     -  475             39                   2,979,074.51                    1.29
476     -  500            128                  11,565,972.11                    5.01
501     -  525            294                  28,457,695.80                   12.32
526     -  550            447                  47,001,316.27                   20.34
551     -  575            378                  41,367,778.29                   17.90
576     -  600            251                  28,452,109.29                   12.31
601     -  625            226                  26,983,472.33                   11.68
626     -  650            178                  23,088,712.61                    9.99
651     -  675             76                   9,014,877.39                    3.90
676     -  700             41                   4,158,253.51                    1.80
701     -  725             26                   2,909,487.93                    1.26
726     -  750              9                   1,505,035.30                    0.65
751     -  775              4                     493,950.00                    0.21
776     -  800              3                     394,767.14                    0.17
-------------------------------------------------------------------------------------
TOTAL                   2,130               $ 231,079,168.78                 100.00%
-------------------------------------------------------------------------------------

                        ADDITIONAL COMPUTATION MATERIALS


Transaction                All Information is Preliminary and Subject to Change

     Issuer        Centex Home Equity Loan Trust
     Series        2002-A

     Collateral    Approximately $515mm of Fixed and Adjustable Rate Home Equity
                   Mortgages
                   Max Collat Bal:  Group I:   $266,094,582
                                    Group II:  $248,905,418

     Servicer      Centex Home Equity Company, LLC

     Rating AgencieMoody's, S&P and Fitch

Terms

                                          Group I Certificates                      Group II Certificates
                                      -------------------------------------     ---------------------------------------------
     Class                              MF-1          MF-2           BF            MV-1          MV-2           BV

     Rating                           Aa2/AA/AA      A2/A/A     Baa2/BBB/BBB    Aa2/AA/AA       A2/A/A          Baa2/BBB-/BBB

     Amount        Class Balance:    15,300,000    11,974,000     9,980,000     18,046,000    10,578,000    16,179,000
                   Amount Offered:   15,300,000    11,974,000     9,980,000     18,046,000    10,578,000    16,179,000

     Coupons                         Fixed [tbd]   Fixed [tbd]   Fixed [tbd]    1mL + [tbd]   1mL + [tbd]   1mL + [tbd]

     Offered At    Spread:
                   Benchmark:        Int. Swaps    Int. Swaps    Int. Swaps   1 month LIBOR  1 month LIBOR      1 month LIBOR
                   Pricing Speed:     115% PPC      115% PPC      115% PPC       28% CPR        28% CPR       28% CPR
                   Priced:             To Call       To Call       To Call       To Call        To Call       To Call
                   Price (Approx.):    100.00        100.00        100.00         100.00        100.00        100.00


Structure

     Credit Support
     1- Current excess interest (initially equal to approximately 5%
        and 6% for Group I and Group II loans, respectively)
     2- Overcollateralization
     3- In the case of AA and A rated bonds, subordinated junior classes 4- Cross-collateralization - excess interest from the other group is available to build OC and reimburse realized losses


     Group I       Rating       Initial Target Credit Support   After Stepdown
                                  Size%        Support%          Support%
     Seniors      Aaa/AAA/AAA     86.00%        16.00%           32.00%
      MF-1          Aa2/AA         5.75%        10.25%           20.50%
      MF-2           A2/A          4.50%         5.75%           11.50%
      BF          Baa2/BBB         3.75%         2.00%            4.00%
      OC (1)         UR            2.00%         0.00%            0.00%

      Group II     Rating       Initial Target Credit Support   After Stepdown
                                  Size%       Support%           Support%
      Seniors      Aaa/AAA        82.00%        20.00%           40.00%
        MV-1        Aa2/AA         7.25%        12.75%           25.50%
        MV-2         A2/A          4.25%         8.50%           17.00%
         BV        Baa2/BBB        6.50%         2.00%            4.00%
       OC (1)         UR           2.00%         0.00%            0.00%

     1 - OC target steps down to 4% of outstanding pool balance after the stepdown date, subject to a .50% floor


     Trigger Event Exists if:
     - A Trigger Event exists if the 3 month rolling 60+ day delinquency percentage equals or exceeds 50% of the Senior Enhancment Percentage
     - A Trigger Event will prevent the OC from stepping down

                                                  BANC OF AMERICA SECURITIES LLC


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Centex Home Equity Loan Trust 2002-A              Banc of America Securities LLC

   Sensitivity Analysis - Class MF-1

    Scenarios            I     II    III    IV     VI        1mLIBOR    1.83000
              FRM PPC   75%   100%   115%   150%   175%      6mLIBOR    1.93500
              ARM PPC   18%    24%    28%    36%    50%


    Extension Risk
                                     Base Case                                             Trigger Event Occurs
             ----------------------------------------------------      ------------------------------------------------------------

               Price        I       II      III     IV      V             Price        I        II        III       IV         V
             100.00000     6.501   6.482   6.469   6.447   6.427         100.00000    6.510    6.494     6.482     6.457     6.427
To Call        WAL          7.23    5.50    4.76    3.84    3.25           WAL         8.50     6.42      5.50      4.17      3.25
              Mod Dur       5.57    4.47    3.97    3.30    2.85          Mod Dur      6.36     5.11      4.50      3.55      2.85
            FirstPrinPay   04/06   05/05   02/05   04/05   04/05        FirstPrinPay  07/10    06/08     07/07     03/06     04/05
              Maturity     07/10   06/08   07/07   03/06   04/05          Maturity    07/10    06/08     07/07     03/06     04/05
             Prin Window      52      38      30      12       1         Prin Window      1        1         1         1         1
           WAL Extension     0.0     0.0     0.0     0.0     0.0       WAL Extension    1.3      0.9       0.7       0.3       0.0

               Price        I       II      III     IV      V             Price        I        II        III       IV         V
             100.00000     6.513   6.500   6.491   6.475   6.473         100.00000    6.521    6.510     6.503     6.485     6.471
To Maturity    WAL          9.30    7.29    6.42    5.17    4.98           WAL        10.82     8.40      7.37      5.68      4.80
              Mod Du        6.57    5.48    4.96    4.19    4.10          Mod Dur      7.56     6.30      5.69      4.62      4.01
            FirstPrinPay   04/06   05/05   02/05   04/05   06/05        FirstPrinPay  01/12    10/09     10/08     04/07     06/06
              Maturity     01/16   04/13   12/11   12/09   08/08          Maturity    09/13    02/11     01/10     03/08     04/07
             Prin Window     118      96      83      57      39         Prin Window     21       17        16        12        11
           WAL Extension     2.1     1.8     1.7     1.3     1.7        WAL Extension   3.6      2.9       2.6       1.8       1.6


Default Risk

                              Yield Breaks at Speed                                          Break-Even Yield at Speed
            -------------------------------------------------------    ------------------------------------------------------------
               Price        I       II      III     IV      V             Price        I        II        III       IV       V
                CDR       15.75    16.75   17.25   18.50   19.50            CDR       19.50    20.25      20.75    22.00     23.00
             100.00000     6.44     6.28    6.31    6.32    6.23         100.00000    -0.34     0.04       0.13     0.10     -0.13
To Maturity    WAL        11.18     9.52    8.67    7.13    6.29           WAL         9.07     8.18       7.66     6.58      5.91
              Mod Dur      7.61     6.78    6.34    5.46    4.95          Mod Dur      8.03     7.16       6.70     5.78      5.25
            FirstPrinPay  06/10    03/09   07/08   05/07   10/06        FirstPrinPay  09/06    05/06      03/06    11/05     08/05
              Maturity    12/31    12/31   12/31   12/31   11/31          Maturity    12/31    12/31      12/31    12/31     08/31
             Prin Window    259      274     282     296     299         Prin Window    304      308        310      314       298
           CollLossPercent 22.1     20.0    18.9    17.1    15.5       CollLossPercent 23.8     21.5       20.4      18.5     16.8


           Loss severity is 40%.
           Recovery delay is 12 months.
           Yield Breaks and Break-Even Yield assume that a trigger event occurs.

                                                  BANC OF AMERICA SECURITIES LLC


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Centex Home Equity Loan Trust 2002-A             Banc of America Securities LLC

  Sensitivity Analysis - Class MV-1

   Scenarios            I      II    III     IV     VI       1mLIBOR   1.83000
             FRM PPC   75%    100%   115%   150%   175%      6mLIBOR   1.93500
             ARM PPC   18%     24%    28%    36%    50%


   Extension Risk

                                         Base Case                                           Trigger Event Occurs
            ------------------------------------------------------       ----------------------------------------------------------
               Price       I        II      III     IV      V             Price        I        II        III       IV       V
             100.00000    2.836    2.836   2.835  2.834    2.834         100.00000    2.836    2.836      2.835    2.835     2.836
To Call        WAL         6.55     4.96    4.47   4.14     3.19             WAL       8.36     6.25       5.31     3.98      2.64
              Mod Dur      5.87     4.55    4.14   3.86     3.01           Mod Dur     7.36     5.66       4.87     3.71      2.51
            FirstPrinPay  06/05    04/05   06/05  12/05    05/04         FirstPrinPay 11/09    10/07      11/06    08/05     05/04
              Maturity    07/10    06/08   07/07  03/06    04/05          Maturity    07/10    06/08      07/07    03/06     01/05
            Prin Window      62       39      26      4       12          Prin Window     9        9          9        8         9
           WAL Extension    0.0      0.0     0.0    0.0      0.0        WAL Extension   1.8      1.3        0.8     -0.2      -0.6

               Price        I       II      III     IV      V             Price        I        II        III       IV       V
             100.00000    2.836    2.836   2.836   2.836   2.835         100.00000    2.836    2.836      2.836    2.836     2.836
To Maturity    WAL         7.71     5.87    5.24    5.30    4.19             WAL       8.71     6.45       5.44     4.05      2.64
              Mod Dur      6.72     5.27    4.77    4.84    3.90           Mod Dur     7.62     5.82       4.97     3.78      2.51
            FirstPrinPay  06/05    04/05   06/05   12/05   05/04         FirstPrinPay 11/09    10/07      11/06    08/05     05/04
              Maturity    09/14    01/12   10/10   12/08   07/07          Maturity    08/11    03/09      02/08    08/06     01/05
            Prin Window     112       82      65      37      39          Prin Window    22       18         16       13         9
          WAL Extension     1.2      0.9     0.8     1.2     1.0        WAL Extension   2.2      1.5        1.0     -0.1      -0.6


Default Risk

                                         Yield Breaks at Speed                            Break-Even Yield at Speed
             ------------------------------------------------------     -----------------------------------------------------------
               Price        I       II      III     IV      V             Price        I        II        III       IV       V
                CDR       25.75    27.50   28.75   31.50   37.00           CDR        28.00    29.50      30.75    33.75     39.00
             100.00000     2.74     2.66    2.62    2.55    2.79         100.00000    -0.03     0.18       0.10    -0.39      0.09
To Maturity     WAL        7.52     6.35    5.71    4.70    3.43             WAL       7.40     6.32       5.72     4.73      3.52
              Mod Dur      6.61     5.67    5.15    4.30    3.21           Mod Dur     6.75     5.78       5.25     4.39      3.28
            FirstPrinPay  07/07    09/06   03/06   07/05   08/04         FirstPrinPay 04/07    10/06      04/06    07/05     08/04
              Maturity    01/32    12/31   10/31   05/29   06/22          Maturity    01/32    12/31      08/31    08/28     12/21
            Prin Window     295      304     302     259     193          Prin Window   298      303        292      249       187
          CollLossPercent  22.1     20.0    18.9    17.1    15.5       CollLossPercent 23.8     21.5       20.4     18.5      16.8


           Loss severity is 40%.
           Recovery delay is 12 months.
           Yield Breaks and Break-Even Yield assume that a trigger event occurs.
           Defaults are in addition to prepayments

                                                  BANC OF AMERICA SECURITIES LLC


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Centex Home Equity Loan Trust 2002-A             Banc of America Securities LLC

  Sensitivity Analysis - Class MF-2

   Scenarios           I    II    III    IV      VI          1mLIBOR    1.83000
             FRM PPC  75%  100%   115%   150%    175%        6mLIBOR    1.93500
             ARM PPC  18%   24%    28%    36%     50%

   Extension Risk

                                         Base Case                                            Trigger Event Occurs
            --------------------------------------------------------     ----------------------------------------------------------
               Price        I       II      III     IV      V              Price       I        II        III       IV       V
             100.00000    6.896    6.876   6.863   6.838   6.818         100.00000    6.906    6.889      6.876    6.849     6.818
To Call         WAL        7.23     5.50    4.76    3.78    3.25             WAL       8.50     6.42       5.50     4.17      3.25
              Mod Dur      5.48     4.42    3.92    3.23    2.83           Mod Dur     6.25     5.04       4.45     3.52      2.83
            FirstPrinPay  04/06    05/05   02/05   03/05   04/05         FirstPrinPay 07/10    06/08      07/07    03/06     04/05
              Maturity    07/10    06/08   07/07   03/06   04/05          Maturity    07/10    06/08      07/07    03/06     04/05
            Prin Window      52       38      30      13       1           Prin Window    1        1          1        1         1
            WAL Extension   0.0      0.0     0.0     0.0     0.0        WAL Extension   1.3      0.9        0.7      0.4       0.0

               Price        I       II      III     IV         V             Price     I        II        III       IV       V
            100.00000     6.910    6.897   6.889   6.871      6.863      100.00000    6.923    6.913      6.907    6.892     6.879
To Maturity    WAL         9.69     7.65    6.75    5.36       4.84          WAL      12.46     9.80       8.63     6.72      5.68
             Mod Dur       6.58     5.55    5.05    4.24       3.92        Mod Dur     8.13     6.92       6.32     5.22      4.57
          FirstPrinPay    04/06    05/05   02/05   03/05      04/05      FirstPrinPay 09/13    02/11      01/10    03/08     04/07
             Maturity     12/16    02/14   10/12   08/10      04/09       Maturity    05/15    08/12      05/11    05/09     03/08
          Prin Window       129      106      93      66         49        Prin Window   21       19         17       15        12
          WAL Extension     2.5      2.2     2.0     1.6        1.6     WAL Extension   5.2      4.3        3.9      2.9       2.4


Default Risk

                            Yield Breaks at Speed                                        Break-Even Yield at Speed
             ------------------------------------------------------      ----------------------------------------------------------
               Price        I       II      III     IV         V             Price     I        II        III       IV       V
                CDR       11.75    12.00   12.25   12.75      13.00          CDR      14.25    14.50      14.75    15.00     15.50
             100.00000     6.78     6.72    6.55    6.31       6.39      100.00000     0.08     0.34       0.11     0.67      0.08
To Maturity    WAL        13.47    11.43   10.43    8.55       7.50          WAL      10.08     9.16       8.51     7.49      6.67
              Mod Dur      8.40     7.57    7.12    6.19       5.62        Mod Dur     8.92     8.10       7.66     6.60      6.03
            FirstPrinPay  07/12    11/10   02/10   08/08      10/07      FirstPrinPay 09/06    05/06      01/06    10/05     06/05
              Maturity    12/31    12/31   12/31   12/31      12/31       Maturity    12/31    12/31      12/31    12/31     12/31
            Prin Window     234      254     263     281        291        Prin Window  304      308        312      315       319
           CollLossPercent 19.0     16.5    15.3    13.3       11.5   CollLossPercent  20.6     17.9       16.7     14.5      12.6


            Loss severity is 40%.
            Recovery delay is 12 months.
            Yield Breaks and Break-Even Yield assume that a trigger event occurs.
            Defaults are in addition to prepayments

                                                  BANC OF AMERICA SECURITIES LLC


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Centex Home Equity Loan Trust 2002-A             Banc of America Securities LLC

    Sensitivity Analysis - Class MV-2

     Scenarios            I     II     III     IV      VI    1mLIBOR    1.83000
               FRM PPC   75%   100%    115%   150%    175%   6mLIBOR    1.93500
               ARM PPC   18%    24%     28%    36%     50%

      Extension Risk

                                         Base Case                                                   Trigger Event Occurs
            --------------------------------------------------------     ----------------------------------------------------------
               Price        I       II      III     IV      V             Price        I        II        III       IV       V
            100.00000     3.298    3.298   3.297   3.297   3.298         100.00000    3.298    3.298      3.296    3.296     3.297
To Call        WAL         6.55    4.94    4.36    3.86    3.16             WAL       8.50     6.42       5.50     4.17      3.18
             Mod Dur       5.77    4.47    3.99    3.57    2.96           Mod Dur     7.31     5.70       4.96     3.84      2.98
          FirstPrinPay    06/05   03/05   04/05   07/05   12/04        FirstPrinPay  07/10    06/08      07/07    03/06     01/05
             Maturity     07/10   06/08   07/07   03/06   04/05          Maturity    07/10    06/08      07/07    03/06     04/05
          Prin Window        62      40      28       9       5         Prin Window      1        1          1        1         4
         WAL Extension      0.0     0.0     0.0     0.0     0.0        WAL Extension   2.0      1.5        1.1      0.3       0.0

              Price         I       II      III     IV      V             Price        I        II        III       IV       V
           100.00000      3.298    3.298   3.298   3.298   3.298         100.00000    3.299    3.299      3.299    3.298     3.297
To Maturity   WAL          7.97    6.06    5.30    4.58    3.52             WAL       10.24    7.70       6.54     4.91      3.25
             Mod Dur       6.75    5.31    4.72    4.16    3.26           Mod Dur      8.57    6.70       5.80     4.47      3.04
          FirstPrinPay    06/05   03/05   04/05   07/05   12/04        FirstPrinPay   08/11   03/09      02/08    08/06     01/05
             Maturity     05/15   08/12   04/11   06/09   11/07          Maturity     12/12   04/10      01/09    05/07     08/05
           Prin Window      120      90      73      48      36         Prin Window      17      14         12       10         8
          WAL Extension     1.4     1.1     0.9     0.7     0.4        WAL Extension    3.7     2.8        2.2      1.1       0.1


Default Risk

                            Yield Breaks at Speed                                        Break-Even Yield at Speed
             ------------------------------------------------------      ----------------------------------------------------------
               Price        I       II      III     IV      V             Price        I        II        III       IV       V
                CDR       20.00    20.75   21.25   22.50   25.50            CDR       21.75    22.25      23.00    24.25     27.00
            100.00000      3.25     3.19    3.25    3.29    3.28         100.00000    -0.33     0.18      -0.30    -0.26      0.20
To Maturity     WAL        9.92     8.35    7.46    6.07    4.40             WAL       9.40     8.16       7.33     6.09      4.49
             Mod Dur       8.26     7.12    6.47    5.40    4.02           Mod Dur     8.68     7.41       6.77     5.63      4.15
           FirstPrinPay   08/09    06/08   10/07   09/06   06/05         FirstPrinPay 07/07    04/07      10/06    04/06     07/05
             Maturity     01/32    01/32   12/31   07/31   07/25          Maturity    01/32    01/32      12/31    04/31     02/25
           Prin Window      270      284     291     284     216          Prin Window   295      298        303      282       210
         CollLossPercent   19.0     16.5    15.3    13.3    11.5      CollLossPercent  20.6     17.9       16.7     14.5      12.6


         Loss severity is 40%.
         Recovery delay is 12 months.
         Yield Breaks and Break-Even Yield assume that a trigger event occurs.
         Defaults are in addition to prepayments

                                     BANC OF AMERICA SECURITIES LLC


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Centex Home Equity Loan Trust 2002-A             Banc of America Securities LLC

    Sensitivity Analysis - Class BF

     Scenarios             I    II    III      IV     VI     1mLIBOR    1.83000
                FRM PPC   75%  100%   115%    150%   175%    6mLIBOR    1.93500
                ARM PPC   18%   24%    28%     36%    50%

      Extension Risk

                                         Base Case                                                   Trigger Event Occurs
            --------------------------------------------------------     ----------------------------------------------------------
             Price          I       II      III     IV      V            Price         I        II        III       IV       V
          100.00000       7.505    7.483   7.469   7.440   7.418         100.00000    7.516    7.497      7.484    7.454     7.420
To Call       WAL          7.23    5.50     4.76    3.75    3.22           WAL         8.50     6.42       5.50     4.17      3.25
            Mod Dur        5.36    4.34     3.86    3.16    2.77          Mod Dur      6.10     4.94       4.37     3.47      2.80
         FirstPrinPay     04/06   05/05    02/05   02/05   02/05       FirstPrinPay   07/10    06/08      07/07    03/06     04/05
           Maturity       07/10   06/08    07/07   03/06   04/05         Maturity     07/10    06/08      07/07    03/06     04/05
          Prin Window        52      38       30      14       3        Prin Window       1        1          1        1         1
        WAL Extension       0.0     0.0      0.0     0.0     0.0       WAL Extension    1.3      0.9        0.7      0.4       0.0

             Price          I       II      III     IV      V            Price         I        II        III       IV       V
          100.00000       7.521   7.508    7.500   7.481   7.471       100.00000      7.539    7.530      7.525    7.512     7.501
To Maturity   WAL          9.91    7.98     7.09    5.61    4.98          WAL         14.14    11.35      10.07     7.95      6.75
           Mod Dur         6.46    5.54     5.09    4.28    3.92        Mod Dur        8.46     7.41       6.85     5.80      5.13
         FirstPrinPay     04/06   05/05    02/05   02/05   02/05      FirstPrinPay    05/15    08/12      05/11    05/09     03/08
           Maturity       05/17   12/14    08/13   05/11   12/09        Maturity      12/16    04/14      12/12    09/10     06/09
         Prin Window        134     116      103      76      59       Prin Window       20       21         20       17        16
        WAL Extension       2.7     2.5      2.3     1.9     1.8     WAL Extension      6.9      5.9        5.3      4.2       3.5


         Default Risk

                            Yield Breaks at Speed                                        Break-Even Yield at Speed
             ------------------------------------------------------      ----------------------------------------------------------
               Price        I       II      III     IV      V            Price         I        II        III       IV       V
                CDR        9.25     9.00    9.00    8.50    8.50          CDR         11.00   10.75       10.75    10.50     10.25
            100.00000      7.16     7.22    6.84    7.43    6.85       100.00000      -0.77    0.09       -0.37    -0.09      0.37
To Maturity     WAL       15.15    12.94   11.74    9.63    8.45          WAL          9.75    9.28        8.57     7.60      7.03
             Mod Dur       8.68     7.93    7.52    6.57    6.02        Mod Dur        9.47    8.71        8.36     7.30      6.59
           FirstPrinPay   07/13    04/12   01/10   07/09   04/08     FirstPrinPay     12/05   08/05       04/05    12/04     11/04
             Maturity     12/31    12/31   12/31   12/31   12/31       Maturity       12/31   12/31       12/31    12/31     12/31
           Prin Window      222      237     264     270     285      Prin Window       313     317         321      325       326
         CollLossPercent   15.7     12.8    11.4     8.9     6.9    CollLossPercent    17.3    14.4        12.9     10.3       8.1


          Loss severity is 40%.
          Recovery delay is 12 months.
          Yield Breaks and Break-Even Yield assume that a trigger event occurs.
          Defaults are in addition to prepayments

                                                  BANC OF AMERICA SECURITIES LLC


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Centex Home Equity Loan Trust 2002-A              Banc of America Securities LLC

     Sensitivity Analysis - Class BV

   Scenarios           I    II    III     IV      VI       1mLIBOR    1.83000
            FRM PPC   75%  100%   115%   150%    175%      6mLIBOR    1.93500
            ARM PPC   18%   24%    28%    36%     50%

     Extension Risk


                                         Base Case                                                   Trigger Event Occurs
            --------------------------------------------------------     ----------------------------------------------------------
             Price          I       II      III     IV      V            Price         I        II        III       IV       V
          100.00000       4.276    4.277   4.275   4.274   4.276       100.00000      4.276    4.277      4.275    4.273     4.275
To Call      WAL           6.55     4.92    4.30    3.64    2.83          WAL          8.50     6.42       5.50     4.17      3.25
           Mod Dur         5.56     4.33    3.84    3.30    2.61        Mod Dur        7.00     5.51       4.82     3.75      2.98
         FirstPrinPay     06/05    02/05   02/05   03/05   07/04     FirstPrinPay     07/10    06/08      07/07    03/06     04/05
          Maturity        07/10    06/08   07/07   03/06   04/05       Maturity       07/10    06/08      07/07    03/06     04/05
         Prin Window         62       41      30      13      10      Prin Window         1        1          1        1         1
        WAL Extension       0.0      0.0     0.0     0.0     0.0     WAL Extension      2.0      1.5        1.2      0.5       0.4

           Price            I       II      III     IV      V            Price         I        II        III       IV        V
         100.00000        4.277    4.277   4.276   4.276   4.276      100.00000       4.278    4.277      4.277    4.277     4.276
To Maturity  WAL           8.27     6.27    5.46    4.48    3.08         WAL          12.24     9.43       8.11     6.20      4.24
          Mod Dur          6.61     5.24    4.66    3.94    2.82       Mod Dur         9.36     7.62       6.73     5.35      3.80
        FirstPrinPay      06/05    02/05   02/05   03/05   07/04     FirstPrinPay     12/12    04/10      01/09    05/07     08/05
         Maturity         09/16    10/13   06/12   05/10   04/08       Maturity       11/15    12/12      07/11    06/09     04/07
        Prin Window         136      105      89      63      46     Prin Window         36       33         31       26        21
        WAL Extension       1.7      1.4     1.2     0.8     0.3    WAL Extension       5.7      4.5        3.8      2.6       1.4


     Default Risk

                            Yield Breaks at Speed                                        Break-Even Yield at Speed
             ------------------------------------------------------      ----------------------------------------------------------
            Price           I       II      III     IV      V           Price          I        II        III       IV       V
             CDR          13.75    13.25   12.75   12.25   11.25         CDR          15.75    15.25      15.00    14.25     13.50
         100.00000         4.02     3.92    4.13    3.87    3.94      100.00000       -0.34    -0.20      -0.28     0.11     -0.05
To Maturity  WAL          10.82     9.09    8.14    6.63    4.75         WAL           9.14     7.99       7.28     6.17      4.57
           Mod Dur         8.40     7.32    6.67    5.62    4.18       Mod Dur         9.06     7.81       7.12     5.90      4.38
        FirstPrinPay      02/10    10/08   01/08   12/06   07/05    FirstPrinPay      12/04    11/04      09/04    08/04     05/04
          Maturity        01/32    01/32   01/32   12/31   07/29      Maturity        01/32    01/32      01/32    12/31     12/28
         Prin Window        264      280     289     301     261     Prin Window        326      327        329      329       267
      CollLossPercent      15.7     12.8    11.4     8.9     6.9    CollLossPercent    17.3     14.4       12.9     10.3       8.1


        Loss severity is 40%.
        Recovery delay is 12 months.
        Yield Breaks and Break-Even Yield assume that a trigger event occurs.
        Defaults are in addition to prepayments


                                                  BANC OF AMERICA SECURITIES LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.